UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

FRIEDMAN INDUSTRIES, INCORPORATED

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FRIEDMAN INDUSTRIES, INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Friedman Industries, Incorporated:

The Annual Meeting of Shareholders of Friedman Industries, Incorporated (the “Company”) will be held in the offices of Norton Rose Fulbright US LLP, 1550 Lamar, Suite 2000, Houston, Texas 77010, on Thursday, September 18, 2025, at 9:00 a.m. (Central Time), for the following purposes:

(1)	To elect the seven director nominees named in the accompanying proxy statement to serve on the Company’s board of directors.

(2)	To vote on a non-binding advisory resolution regarding the compensation of Named Executive Officers.

(3)	To vote on a non-binding advisory proposal on the frequency of the advisory vote regarding the compensation of Named Executive Officers.

(4)	To ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026.

(5)	To vote on an amendment of the Company’s Articles of Incorporation to enable shareholders to amend the Company’s Bylaws.

(6)	To approve the Friedman Industries, Incorporated 2025 Long-Term Incentive Plan

(7)	To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on July 28, 2025, as the record date for the determination of shareholders entitled to receive this notice and to vote at the meeting.

All shareholders are cordially invited to attend the meeting.

This notice and the accompanying proxy materials have been sent to you by order of the Board of Directors.

By Order of the Board of Directors,
/s/ Alex LaRue
Alex LaRue Secretary

July [  ], 2025

Longview, Texas

IMPORTANT

Whether or not you expect to attend the meeting, please sign and date the enclosed white proxy card and mail it in the enclosed envelope to assure representation of your shares. If you attend the meeting, you may vote either in person or by your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 18, 2025

The accompanying proxy statement, a form of proxy card and a copy of our 2025 Annual Report to Shareholders are available at http://www.friedmanindustries.com/investors/proxy/. This website is not a forum for voting and presents only an overview of the more complete proxy materials. Shareholders are encouraged to access and review the proxy materials before voting.

FRIEDMAN INDUSTRIES, INCORPORATED

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held on September 18, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friedman Industries, Incorporated (the “Company”), 1121 Judson Road, Suite 124, Longview, Texas 75601 (telephone number 903-758-3431) to be used at the Annual Meeting of Shareholders to be held at 9:00 a.m. (Central Time) on Thursday, September 18, 2025 (the “Annual Meeting”), in the offices of Norton Rose Fulbright US LLP, 1550 Lamar, Suite 2000, Houston, Texas 77010, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as directed therein, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified in a proxy, other than as specifically set forth herein, the shares represented thereby will be voted by the persons named in the proxy (i) for the election as director of all of the nominees listed herein, (ii) for the non-binding, advisory resolution regarding the compensation of Named Executive Officers, (iii) for the non-binding advisory proposal on the frequency of the advisory vote regarding the compensation of Named Executive Officers with a frequency of every year, (iv) for the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, (v) for the amendment of the Company’s Articles of Incorporation to enable shareholders to amend the Company’s Bylaws, (vi) for the approval of the Friedman Industries, Incorporated 2025 Long-Term Incentive plan and (vii) in the discretion of such persons in connection with any other business that may properly come before the meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time before it is exercised pursuant to either the shareholder’s execution and return of a subsequent proxy or the shareholder’s voting in person at the Annual Meeting.

At the close of business on July 28, 2025, there were 7,059,440 shares of our common stock, $1.00 par value (“Common Stock”), entitled to vote. Holders of record of Common Stock on such date will be entitled to one vote per share on all matters to come before the shareholders at the Annual Meeting.

The holders of a majority of the total shares of Common Stock issued and outstanding on the record date that are present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. In addition to any shares represented by shareholders who attend the meeting in person, the shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

Our Annual Report to Shareholders for the fiscal year ended March 31, 2025, including financial statements, is enclosed with this proxy statement. This proxy statement is being mailed on or about August 5, 2025, to shareholders of record as of July 28, 2025.

PROPOSAL 1:

ELECTION OF DIRECTORS

The persons who are elected directors will hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify. The Board of Directors consists of seven members.

It is intended that the persons appointed as proxies to act on behalf of shareholders in the enclosed proxy will vote for the election of the seven nominees named below. The management of the Company does not contemplate that any of such nominees will become unavailable to serve as a director. However, should any nominee be unable to serve as a director or become unavailable for any reason, proxies which do not withhold authority to vote for that nominee may be voted for another nominee to be selected by the Nominating Committee of the Board of Directors.

The enclosed form of proxy provides a means for shareholders to vote for all of the nominees for director listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. If you hold shares of our Common Stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee.

Each director nominee receiving a plurality of votes cast for will be elected as a director. Broker non-votes and withheld votes will have no effect on the plurality vote regarding election of directors.

The following table sets forth the names of the nominees for election to the Board of Directors, the principal occupation or employment of each of the nominees, the period during which each nominee has served as a director of the Company and the age of each nominee:

Nominee	Principal Occupation and Business Experience for more than the Last Five Years	Director Since	Age
Mike Taylor	President and Chief Executive Officer of the Company since September 2019; formerly Interim President and Interim Chief Executive Officer since February 2019; formerly retired; formerly President, Cargill Metals Supply Chain (steel processing and distribution), The Woodlands, Texas	2016	66

Michael Hanson	Retired; formerly Vice President of Sales and Marketing for North Star BlueScope Steel (steel mill), Ottawa Hills, Ohio	2025	68

Max Reichenthal	President, Texas Iron and Metal (steel product sales), Houston, Texas	2008	67

Sandy Scott	Retired; Current director on the boards of Terra Nova Solutions, Rowland Inc., DWD International LLC and Goodwill of Houston; formerly Chief Executive Officer, Sprint Industrial Holdings (rental equipment and transportation company), Houston, Texas	2022	61

Tim Stevenson	Chief Executive Officer and Founder, Metal Edge Partners (metals price risk management and strategic advisory services), Plymouth, Minnesota; formerly Managing Director, Cargill Risk Management (price risk management services), Hopkins, Minnesota; formerly North American Lead of Derivatives and Analysis, Cargill, Inc. (steel processor), Hopkins, Minnesota	2019	58

Sharon Taylor	Executive Vice President and Chief Financial Officer, Martin Midstream Partners LP and Martin Resource Management Corporation (terminalling, processing, transportation, storage and packaging services for petroleum products and by-products); formerly Director of Finance and Investor Relations, Martin Midstream Partners LP; formerly Business Analyst – Finance, Martin Midstream Partners LP, Kilgore, Texas	2022	60

Joe L. Williams	Partner, Pozmantier, Williams & Stone Insurance Consultants, LLC (insurance and risk management consultants), Houston, Texas	2000	79

The Board of Directors recommends voting “FOR” the election of each of the nominees named above.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors.

Director Qualifications

As set forth in the Charter of the Nominating Committee of the Board of Directors, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated thereunder and the applicable Nasdaq rules. In addition, the Nominating Committee considers the following qualifications in assessing director candidates: (a) an understanding of business and financial affairs and the complexities of a business organization; (b) a record of competence and accomplishments through leadership in industry, education, the professions or government; (c) a genuine interest in representing all of the shareholders and the interest of the Company overall; (d) a willingness to maintain a committed relationship with the Company as a director; (e) a willingness and ability to spend the necessary time required to function effectively as a director; (f) a reputation for honesty and integrity; and (g) such other additional qualifications as the Nominating Committee may establish from time to time, taking into account the composition and expertise of the entire Board of Directors.

In addition, the following experience, qualifications, attributes and skills were considered in determining the current nominees for director:

Mr. Taylor is currently the President and Chief Executive Officer of the Company and has past experience as President of Cargill Metals Supply Chain, a large steel processing and distribution business. His executive experience and his extensive knowledge of the steel industry qualify him to serve as a member of our Board of Directors.

Mr. Hanson has past experience as an executive at North Star BlueScope Steel, a flat-rolled steel mill located in Delta, Ohio. He has a sound understanding of our business and the broader steel industry. His independence, executive experience and industry knowledge qualify him to serve as a member of our Board of Directors.

Mr. Reichenthal has past and current experience as an executive officer and is currently the President of Texas Iron and Metal in Houston, Texas. He is thoroughly familiar with the steel and pipe business. His independence, his business experience and his experience as an executive officer qualify him to serve as a member of our Board of Directors.

Ms. Scott has past experience as an executive officer and director experience with companies in a variety of industries. Her independence, executive experience and director experience qualify her to serve as a member of our Board of Directors.

Mr. Stevenson is the founding partner of Metal Edge Partners, a risk management and advisory firm that focuses its services in the metals industry, located in Plymouth, Minnesota. Mr. Stevenson is a Chartered Financial Analyst (CFA) as well as a Commodity Trading Advisor (CTA). Mr. Stevenson’s prior experience includes working for a large steel service center where he traded steel derivatives and was on the mergers and acquisitions team. He also was an analyst and portfolio manager at several hedge funds and a mutual fund company. His unique combination of steel industry, risk management and finance experience qualify him to serve as a member of our Board of Directors.

Ms. Taylor has past and current experience in management level finance and investor relations positions. Ms. Taylor qualifies as a “financial expert” as defined by the U.S. Securities and Exchange Commission (the “SEC”). Ms. Taylor is not related to Mike Taylor, the Company’s President and Chief Executive Officer. Ms. Taylor’s executive experience in finance and investor relations qualify her to serve as a member of our Board of Directors.

Mr. Williams has a broad range of experience in insurance and risk management. He has served as an executive officer in several large insurance businesses and is currently a partner of Pozmantier, Williams & Stone Insurance Consultants, LLC in Houston, Texas. His independence, insight into business operations and executive experience qualify him to serve as a member of our Board of Directors.

Identifying and Evaluating Nominees for Directors

The Nominating Committee of the Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders or other persons. Shareholders may recommend nominees by contacting the Nominating Committee at P.O. Box 2192, Longview, Texas 75606. With respect to appropriately qualified nominees recommended by shareholders, our Nominating Committee will consider such nominees in the same manner as it evaluates other potential director nominees. In evaluating director nominations, the Nominating Committee seeks to achieve a diverse range of perspectives based on each Board member’s knowledge, life experiences, capabilities and background. While the Nominating Committee does not have a formal policy with respect to diversity, it does attempt to identify director nominees who can provide a diverse perspective to the Board of Directors.

Board of Directors Independence

The Board of Directors has affirmatively determined that all nominees, with the exception of Mr. Taylor, are independent and have no material relationship with the Company that would interfere with their exercise of independent judgment.

Board Executive Session

In addition to regular Board meetings, the Board of Directors has established a program for the independent directors to meet at regularly scheduled executive sessions without management present as often as necessary, but not less than once in each fiscal year. Mr. Williams serves as the presiding director for each executive session.

Board Leadership Structure and Role in Risk Oversight

Mr. Taylor serves as Chairman of the Board. Mr. Taylor leads the meetings of the Board of Directors and in consultation with Mr. Alex LaRue, Chief Financial Officer — Secretary & Treasurer of the Company, prepares the agenda for Board meetings.

The Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate or combined and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The directors serving on the Board possess considerable professional and industry experience and a unique knowledge of the challenges and opportunities that the Company faces. As such, the Board believes that it is in the best position to evaluate the needs of the Company and to determine how best to organize the Company’s leadership structure to meet those needs. The Board believes that the most effective leadership structure for the Company at the present time is for Mr. Taylor to serve as both Chairman of the Board and Chief Executive Officer.

This structure enables our Chief Executive Officer to act as a bridge between management and the Board, helping both to act together in pursuing the best interests of shareholders.

There is no specific lead independent director. The Board believes that there is already substantial independent oversight of the Company’s management and a strong counterbalancing governance structure in place, as demonstrated by the following:

•	We have a majority of independent directors: Six out of the seven directors meet the criteria for independence required by Nasdaq rules; Mr. Taylor is deemed not to be independent.

•	All committees are composed solely of independent directors: Our Audit, Compensation and Nominating Committees are each composed solely of independent directors.

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

Attendance at the Annual Meeting of Shareholders

The Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Directors are encouraged to and generally attend the Annual Meeting of Shareholders. The 2024 Annual Meeting of Shareholders was attended by six of the seven directors in place at that time.

Communications with the Board

Shareholders may contact our directors individually, a committee of the Board of Directors, the independent directors of the Board of Directors as a group or the Board of Directors generally by mailing the communication to Friedman Industries, Incorporated, Shareholder Communications, P.O. Box 2192, Longview, Texas 75606, to the attention of the Corporate Secretary. Communications that are intended specifically for the independent directors should be sent to the same address, to the attention of the Presiding Director of the Executive Sessions.

Proposals submitted by shareholders for inclusion in our annual proxy statement will not be considered shareholder communications under this policy and shall be handled in accordance with the rules and regulations promulgated from time to time by the SEC and the procedures described below in this proxy statement.

Investor Information

To obtain a printed copy of our Code of Conduct and Ethics or the charter for the Audit Committee, the Compensation Committee or the Nominating Committee of the Board of Directors or to obtain directions to our Annual Meeting, send a request to us in care of Investor Relations, P.O. Box 2192, Longview, Texas 75606.

Clawback Policy

We have adopted a Clawback Policy that is designed to comply with Section 10D of the Exchange Act and the requirements pursuant to Nasdaq rules. This policy applies to our current and former executive officers. In the event we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, the Board of Directors will require us to seek reimbursement or forfeiture reasonably promptly of any erroneously awarded incentive compensation received by any covered executive during the three completed fiscal years immediately preceding the date on which we are required to prepare an accounting restatement and during an applicable transition period.

Director Compensation

For the fiscal year ended March 31, 2025, directors were paid $9,000 per quarter. In addition, the Chairman and members of the Audit Committee received $3,000 and $2,250, respectively, per quarter. Mr. Taylor did not receive any compensation for serving as a director.

Except for Mr. Taylor, who is a Named Executive Officer (as defined in “Executive Compensation” below), the following table summarizes compensation paid to each director during the fiscal year ended March 31, 2025.

Director Compensation Table for Fiscal Year 2025

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (1)	Total ($)
Durga Agrawal (2)	36,000	10,000	46,000
Michael Hanson (3)	3,000	—	3,000
Max Reichenthal	45,000	10,000	55,000
Sandy Scott	36,000	10,000	46,000
Tim Stevenson	45,000	10,000	55,000
Sharon Taylor	48,000	10,000	59,000
Joe L. Williams	36,000	10,000	46,000

(1)	All other compensation consists of restricted stock awards issued to directors during the fiscal year ended March 31, 2025.

(2)

Mr. Agrawal is a member of the Board of Directors as of the distribution of this proxy statement but the Board of Directors voted to reduce the number of directors from eight to seven with Mr. Agrawal not being listed as a director nominee in this proxy statement.

(3)	Mr. Hanson was appointed to the Board of Directors in March 2025.

Related Party Transactions

During fiscal year 2025, the Company recorded sales of approximately $244,000 to Piping Technology & Products where Mr. Agrawal serves as President. The Company has concluded Mr. Agrawal still qualifies as an independent director. There were no other transactions in fiscal year 2025 with related persons which required disclosure pursuant to Item 404(a) of Regulation S-K (17 CFR Part 229).

Policies and Procedures with Respect to Approval of Related Party Transactions

The Audit Committee of the Board of Directors has adopted a written policy with respect to related party transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction between us and any related party other than transactions (i) available to all employees generally or (ii) involving less than $5,000 when aggregated with all similar transactions. The Audit Committee is responsible for reviewing, approving and ratifying any related party transaction. In general, the policy prohibits all related party transactions although the Audit Committee may approve related party transactions (A) in exceptional circumstances where the situation is urgent and no reasonable alternatives exist, (B) when the benefit is unique and significant or (C) the economic value to us is highly compelling over an extended period.

Committees of the Board of Directors and Meeting Attendance

During fiscal year 2025, the Board of Directors met five times.

The Board of Directors has an Audit Committee which currently consists of Ms. Taylor (Chair) and Messrs. Reichenthal and Stevenson. The Audit Committee discusses with the independent accountants and management our financial statements and the scope of the audit examinations, reviews with the independent accountants the audit budget, receives and reviews the audit report submitted by the independent accountants, reviews with the independent accountants internal accounting and control procedures and engages our independent auditor. The Audit Committee’s responsibilities to the Board of Directors are further detailed in the Second Amended and Restated Charter of the Audit Committee, as amended, which is attached as Appendix A to this proxy statement. The Audit Committee met four times in fiscal year 2025.

The Board of Directors has a Compensation Committee currently composed of Mses. Scott and Taylor and Messrs. Reichenthal (Chair) and Stevenson. The Compensation Committee considers and recommends for approval by the Board of Directors adjustments to the compensation of our executive officers and the implementation of any compensation program. In addition, the Compensation Committee administers any stock option or stock plan of the Company pursuant to the terms of such plan. The Compensation Committee’s responsibilities are further detailed in the Charter of the Compensation Committee, which is attached as Appendix B to this proxy statement. The Compensation Committee met six times in fiscal year 2025.

The Board of Directors has a Nominating Committee currently composed of Mses. Scott (Chair) and Taylor and Messrs. Reichenthal, Stevenson and Williams, each of whom is independent in accordance with the applicable Nasdaq rules. Nominees to the Board of Directors are proposed by the Nominating Committee. The Nominating Committee’s responsibilities are further detailed in the Charter of the Nominating Committee, which is attached as Appendix C to this proxy statement. The Nominating Committee will consider appropriately qualified nominees timely recommended by shareholders in the same manner as it evaluates other potential director nominees. The Nominating Committee met three times in fiscal year 2025.

During the fiscal year ended March 31, 2025, no director attended fewer than 75% of the combined meetings of the Board of Directors and of any committee of which such director was a member.

Audit Committee Qualifications

The Board of Directors has affirmatively determined that all members of the Audit Committee are independent in accordance with the applicable Nasdaq rules and Rule 10A-3(b)(1) of the Exchange Act. The Board also has determined that each of the members of the Audit Committee is able to read and understand fundamental financial statements. In addition, the Board has determined that Ms. Taylor meets the financial sophistication requirements set forth in the applicable Nasdaq rules and qualifies as an “audit committee financial expert,” as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002, as amended.

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed with our management and Moss Adams LLP (“Moss Adams”), our independent auditor prior to their merger with Baker Tilly, the audits of the Company’s financial statements and internal controls over financial reporting contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025. The Audit Committee has also discussed with our independent auditor the matters required to be discussed pursuant to AS 1301: Communications with Audit Committees.

The Audit Committee received and has discussed the written disclosures and letters from Moss Adams required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Moss Adams its independence in connection with its audits of our most recent financial statements as of fiscal year-end. The Audit Committee has also considered whether the provision of non-audit services to the Company by Moss Adams is compatible with maintaining that firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

The information in the foregoing three paragraphs shall not be deemed to be soliciting material, or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to liabilities under Section 18 of the Exchange Act nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate these paragraphs by reference.

Sharon Taylor Max Reichenthal
Tim Stevenson

Procedures and Processes for Determining Executive and Director Compensation

The Compensation Committee of the Board of Directors is responsible for reviewing and recommending to the full Board of Directors the compensation of our Chief Executive Officer and our other Named Executive Officers. The Committee also reviews and discusses with the Chief Executive Officer, and recommends to the full Board of Directors, the compensation for all other officers of the Company. The Committee may retain compensation consultants or other advisers it deems appropriate. Based on the Committee’s analysis of relevant data, the Committee determines its recommendation regarding the compensation of our Chief Executive Officer during an executive session of the Committee at which the Chief Executive Officer is not present. Our Chief Executive Officer makes recommendations regarding the compensation of our other executive officers and other officers to the Committee. The Committee considers the recommendations, discusses the recommendations with our Chief Executive Officer, may discuss the matter in executive session and then makes recommendations to the full Board of Directors. The final determination as to the compensation of the Chief Executive Officer and all other officers of the Company is made by the full Board of Directors based on the recommendations of the Committee.

The Board of Directors, or an authorized committee thereof, may from time-to-time review and determine the form and amount of director compensation, including cash, equity-based awards and other director compensation to maintain a transparent and readily understandable compensation program which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties as directors for a company of our size.

PROPOSAL 2:

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

At the meeting, the shareholders will vote on a non-binding, advisory resolution regarding the compensation of the Company’s Named Executive Officers.

We believe that our compensation policies and procedures are competitive, focused on pay-for-performance and strongly aligned with the long-term interests of our shareholders. This advisory shareholder vote, commonly known as “Say-on-Pay”, gives you as a shareholder the opportunity to endorse or not endorse the compensation we pay our Named Executive Officers through voting for or against the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2025 proxy statement pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and related discussion).”

Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Additionally, your advisory vote will not be construed (i) as overruling a decision by the Company or the Board of Directors, (ii) to create or imply any change to the fiduciary duties of the Company or the Board of Directors, (iii) to create or imply any additional fiduciary duties for the Company or the Board of Directors or (iv) to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

Vote Required for Approval

In order to be approved, Proposal No. 2 must receive the affirmative vote of a majority of the votes represented at the meeting, by person or proxy and entitled to vote at the meeting. Abstentions with respect to the approval of this proposal will have the effect of a vote against this proposal. Broker non-votes will not be treated as shares that are represented at the meeting for the purposes of this proposal and will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends voting “FOR” this proposal.

PROPOSAL 3:

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the meeting, the shareholders will vote on a non-binding, advisory proposal regarding the frequency of the advisory shareholder vote on executive compensation discussed in Proposal 2 in this proxy statement. Shareholders will have the opportunity to cast an advisory vote on whether the shareholder vote on executive compensation should occur every 1, 2 or 3 years. Shareholders may also abstain from voting on the matter.

Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the board of directors will take into account the outcome of the vote when considering the frequency of the advisory shareholder vote on executive compensation. Additionally, your advisory vote will not be construed (i) as overruling a decision by the Company or the Board of Directors, (ii) to create or imply any change to the fiduciary duties of the Company or the Board of Directors, (iii) to create or imply any additional fiduciary duties for the Company or the Board of Directors or (iv) to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

The Board of Directors believes that a non-binding shareholder vote on executive compensation should occur every year because it provides the highest level of accountability and communication by enabling the non-binding shareholder vote to approve the compensation of our Named Executive Officers to correspond with the most recent executive compensation information presented in our proxy statement for our annual meetings of shareholders. Accordingly, the Board of Directors recommends voting for an advisory shareholder vote on executive compensation every year.

We emphasize, however, that you are not voting to approve or disapprove the Board of Directors’ recommendation. Instead, your proxy card provides you with 4 options regarding this non-binding, advisory proposal. You may cast an advisory vote for the shareholder vote on executive compensation to occur every 1, 2 or 3 years, or you may abstain from voting on the matter.

Vote Required for Approval

In order to be approved, Proposal No. 3 must receive the affirmative vote of a majority of the votes represented at the meeting, by person or proxy and entitled to vote at the meeting. Abstentions with respect to the approval of this proposal will have the effect of a vote against this proposal. Broker non-votes will not be treated as shares that are represented at the meeting for the purposes of this proposal and will have no effect on the outcome of the vote on this proposal.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation paid for services rendered during the fiscal years ended March 31, 2025 and March 31, 2024, to each of our executive officers, including our principal executive officer and our principal financial officer (collectively, the “Named Executive Officers”):

Summary Compensation Table for Fiscal Year 2025

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael J. Taylor	2025	662,499	21,635	—	16,600	700,734
President & Chief Executive Officer	2024	389,996	1,211,538	—	12,990	1,614,524
Alex LaRue	2025	261,250	92,644	—	11,810	365,704
Chief Financial Officer — Secretary & Treasurer	2024	244,166	437,212	—	12,203	693,581

(1)	Represents base salary.
(2)	Includes bonuses based on Company performance and Christmas bonuses, each of which is paid at the discretion of the Board of Directors.
(3)	Reflects the aggregate grant date fair value for stock awards computed in accordance with FASB ASC Topic 718.
(4)

Reflects contributions by the Company to the Friedman Industries, Inc. Employees’ Retirement and 401(k) Plan for the benefit of the Named Executive Officers and cash dividends received related to restricted shares awarded under the Company’s restricted stock plan.

Outstanding Equity Awards at Fiscal Year-End 2025

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael J. Taylor	-	-	-	-	-	10,000 (1)	$148,900	-	-
Alex LaRue	-	-	-	-	-	1,000 (2)	$14,890	-	-

(1)	The unvested stock awards for Mr. Taylor will vest on April 1, 2025.
(2)	The unvested stock awards for Mr. LaRue will vest on April 1, 2025.
(3)	Based on the closing price of our common stock on March 31, 2025 of $14.89.

Equity Compensation Plan Information

The table below sets forth the following information as of March 31, 2025 for all equity compensation plans, including those previously approved by our shareholders.

	Equity Compensation Plan Table
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved By Security Holders	-	-	113,972
Equity Compensation Plans Not Approved By Security Holders	-	-	-
Total	-	-	113,972

Potential Payments upon Termination or Change in Control

We maintain the Friedman Industries, Inc. Employees’ Retirement and 401(k) Plan (the “401(k) Plan”), a defined contribution 401(k) plan. The 401(k) Plan covers substantially all employees, including officers, and employees’ rights to all Plan benefits become fully vested upon completion of six years of service. The Company maintains a life insurance policy on Mr. LaRue but does not currently have a policy in place on Mr. Taylor. From time to time and in its discretion, the Board has approved the transfer of an applicable life insurance policy to an officer upon the officer’s retirement. At March 31, 2025, the cash surrender value of the life insurance policy held by the Company on Mr. LaRue was approximately $11,000.

The Board adopted the Friedman Industries, Incorporated Key Employee Change in Control Severance Plan (the “Plan”) effective as of September 18, 2024. The Plan is intended to enable the Company to attract and retain designated officers and other key management employees (“Participants”) and maintain a stable work environment by providing certain unfunded compensation and other benefits (“Severance Benefits”) to Participants in the event of a qualifying termination of employment in connection with a qualifying Change in Control transaction. The Board has the authority to amend or terminate the Plan at any time prior to a Change in Control transaction, subject to certain other restrictions set forth in the Plan.

The Plan administrator has all powers reasonably necessary to carry out its responsibilities under the Plan. The Plan administrator designates which officers and other key management employees of the Company participate in the Plan and become Participants. Eligible employees consist only of a select group of management or highly compensated employees who do not have an individual severance agreement or change in control agreement with the Company in effect. Subject to the restrictions set forth in the Plan, the Plan administrator may also discontinue a Participant’s participation at any time.

Pursuant to the terms of the Plan, a Participant will receive Severance Benefits under the Plan only if he or she experiences an Involuntary Termination. An Involuntary Termination is a termination of the Participant’s employment with the Company that occurs during a “Change in Control Period” and that constitutes either a “good reason” termination of employment by the Participant or a termination without “cause” by the Company, as provided in the Plan. A “Change in Control Period” begins three months prior to, and ends 18 months following, a Change in Control.

A Change in Control is generally deemed to have occurred upon the occurrence of any of the following events:

●	The consummation of a merger of the Company with another entity not controlled by the holders of the Company voting securities;
●	Any person becomes a beneficial owner of securities of the Company representing at least 30% of the voting power of the Company’s outstanding “voting securities,” subject to certain restrictions;
●	Incumbent directors cease for any reason to constitute a majority of the members of the Board;
●	A sale, transfer, lease or other disposition of all or substantially all of the Company’s assets is consummated, subject to certain restrictions and limitations; or
●	The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

The Company will provide the following Severance Benefits under the Plan:

●	A lump sum cash payment equal to the sum of:
o	(i) the product of the Participant’s “severance multiplier” times the sum of the Participant’s base salary and the average of the Participant’s annual bonuses paid during the three prior years; and
o

(ii) a pro-rata bonus amount equal to the average of the Participant’s annual bonuses paid during the three prior years and pro-rated based on the number of days the Participant was employed during the year of termination;

●

A cash payment equal to the product of the Participant’s severance multiplier times 12 times the monthly contribution the Company makes to the cost for the Participant and, if applicable, the Participant’s spouse and dependents, to participate in the Company’s medical, dental and vision coverage, calculated based on the contribution cost for such coverage for the month immediately preceding the date of Involuntary Termination; and

●

Up to $10,000 of outplacement services provided by one of the Company’s preferred outplacement providers suitable to the Participant’s position, and designated by the Participant, for a period of one year or, if earlier, until the first acceptance by the Participant of an offer of employment.

Any Severance Benefits payable to a Participant will be reduced by any severance benefits that a Participant would otherwise be entitled under any general severance policy, plan, or agreement maintained by the Company, unless expressly provided otherwise, as well as any severance benefits that a Participant would be entitled by operation of a statute or government regulations.

The following table sets forth the key employees currently designated by the Plan administrator as Participants in the Plan and their respective severance multiplier:

Participants in the Plan
Key Employee’s Name	Key Employee’s Position	Severance Multiplier
Mike Taylor	Chief Executive Officer	3
Alex LaRue	Chief Financial Officer	2

As a condition to receiving Severance Benefits under the Plan, a Participant who incurs an Involuntary Termination must properly and timely execute and deliver to the Plan administrator, and not revoke, a separation agreement and release of all claims in favor of the Company in the form provided by the Plan administrator. A Participant forfeits all rights and benefits under the Plan if the Participant fails to timely provide a release or thereafter revokes the release during the applicable revocation period required by law.

Pay Versus Performance

In accordance with the SEC’s disclosure requirements, we are providing the following information about the relationship between executive compensation, our total shareholder return and net income for the most recent three years.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended March 31, 2025, 2024 and 2023, and our financial performance for each such fiscal year. The amounts shown for “Compensation Actually Paid” reflects the Summary Compensation Table total with certain adjustments as described below, but does not reflect compensation actually earned, realized, or received by our NEOs.

Year (1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non- PEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Earnings ($)
2025	700,734	662,234	365,704	361,854	169.01	6,085,000
2024	1,614,524	1,693,724	693,581	701,501	212.71	17,345,000
2023	1,093,530	1,166,430	727,047	734,337	128.72	21,344,000

(1) For each fiscal year shown, our principal executive officers, or PEOs and our remaining NEOs or Non-PEO NEOs, represent the following individuals:

Year	PEOs	Non-PEO NEOs
2025	Michael J. Taylor	Alex LaRue
2024	Michael J. Taylor	Alex LaRue
2023	Michael J. Taylor	Alex LaRue

(2) Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs for the relevant fiscal year as determined under Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”, which include the following adjustments:

Compensation actually paid to PEO and average compensation actually paid to Non-PEO NEOs
As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total Compensation ($)	Deduct Stock and Option Awards ($)	Add Fair Value as of Year End of Awards Granted During Year that Remain Outstanding and Unvested as of Year End(b) ($)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested as of Year End(c) ($)	Add Fair Value as of Vesting Date of Awards Granted During Year that Vested During Year(d) ($)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year(e) ($)	Compensation “Actually Paid” (f) ($)
PEO
2025	700,734	-	-	(38,500)	-	-	662,234
2024	1,614,524	-	-	74,000	-	5,200	1,693,724
2023	1,093,530	-	-	50,600	-	22,300	1,166,430
Non-PEO NEOs
2025	365,704	-	-	(3,850)	-	-	361,854
2024	693,581	-	-	7,400	-	520	701,501
2023	727,047	-	-	5,060	-	2,230	734,337

(a)

Reflects, for our PEO, the applicable amounts reported in the Summary Compensation Table and for the Non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)

Reflects either (i) the fair value, with respect to our PEO, or (ii) the average of the fair value, with respect to the Non-PEO NEOs, in each case as of March 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(c)

Reflects either (i) the change in fair value, with respect to our PEO, or (ii) the average of the change in fair value, with respect to the Non-PEO NEOs, in each case from March 31 of the prior fiscal year to March 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(d)

Reflects either (i) the fair value, with respect to our PEO, or (ii) the average of the fair value, with respect to the Non-PEO NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(e)

Reflects either (i) the change in fair value, with respect to our PEO, or (ii) the average of the change in fair value, with respect to the Non-PEO NEOs, in each case from March 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(f)	Reflects, for our PEO, the total compensation actually paid and for the Non-PEO NEOs, the average total compensation actually paid in each of the fiscal years indicated.

Relationship Between Pay and Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs, with our cumulative total shareholder return, or TSR, for the fiscal years ended March 31, 2025, 2024 and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our Non-PEO NEOs, with our net income, for the fiscal years ended March 31, 2025, 2024 and 2023.

DELINQUENT SECTION 16(a) REPORTS

Under the Exchange Act, our directors, executive officers and 10% shareholders must report to the SEC certain transactions involving Common Stock. Based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, we believe that these filing requirements have been satisfied for the fiscal year ended March 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of Common Stock by directors, nominees for director, Named Executive Officers, executive officers and directors as a group and persons who owned of record more than 5% of the outstanding Common Stock as of July 28, 2025:

Name	Amount and Nature of Beneficial Ownership(a)	Percentage of Shares Outstanding
Dimensional Fund Advisors LP	557,225(b)	7.9%
6300 Bee Cave Road, Building One
Austin, Texas 78746
De Lisle Partners LLP.	419,816(c)	5.9%
3 Firs Lane
Poole
BH14 8JG
United Kingdom
Tontine Asset Associates, LLC.	453,129(d)	6.4%
1 Sound Shore Drive, Suite 304
Greenwich, Connecticut 06830
Mike Taylor	219,066	3.1%
Durga D. Agrawal	26,504	*
Michael Hanson	—	*
Max Reichenthal	33,432	*
Sandy Scott	9,112	*
Tim Stevenson	28,675	*
Sharon Taylor	7,412	*
Joe L. Williams	32,245	*
Alex LaRue	31,646	*
Officers and directors as a group (9 persons)	388,092	5.5%

*	Less than 1%.
(a)

Based upon information obtained from the officers, directors, director nominees and beneficial owners. Includes all shares beneficially owned according to the definition of “beneficial ownership” in the rules promulgated under the Exchange Act. Except as otherwise indicated, the indicated person has sole voting and investment power with respect to the shares.

(b)

Based upon information contained in a Form 13F filed with the SEC on May 13, 2025 by Dimensional Fund Advisors LP (“Dimensional”). Dimensional is deemed to have beneficial ownership of 557,225 shares of the Common Stock as of March 31, 2025.

(c)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 26, 2025 by De Lisle Partners LLP (“De Lisle”). De Lisle is deemed to have beneficial ownership of 419,816 shares of the Common Stock as of December 31, 2024.

(d)

Based upon information contained in a Schedule 13G/A filed with the SEC on November 13, 2024 by Tontine Asset Associates LLC (“Tontine”). Tontine is deemed to have beneficial ownership of 453,129 shares of the Common Stock as of September 30, 2024.

PROPOSAL 4:

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) as independent auditor for the fiscal year ending March 31, 2026. The Company’s prior independent auditor, Moss Adams LLP, merged with Baker Tilly on June 3, 2025 with the combined firms continuing to operate under the Baker Tilly name. The Audit Committee and the Board seek to have the shareholders ratify the Audit Committee's appointment of Baker Tilly. In recommending ratification by the shareholders of such engagement, the Board is acting upon the recommendation of the Audit Committee, which has satisfied itself as to Baker Tilly’s independence, professional competence and standing. As a matter of good corporate governance, we are asking shareholders to ratify this appointment. Our Audit Committee continually monitors the services and fees of the independent registered public accounting firm and even if the appointment is ratified by our shareholders, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our shareholders. One or more representatives of Baker Tilly are expected to attend the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting if they wish to do so and be available to respond to appropriate questions from shareholders.

Audit Fees

In fiscal years 2025 and 2024, we retained Moss Adams LLP to provide services and incurred fees therefor as indicated in the following table:

	2025 Actual Fees	2024 Actual Fees
Audit Fees (1)	$724,500	$818,300
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$724,500	$818,300

(1)	Includes fees and expenses incurred related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services to be provided by our independent public accountants to us. With regard to all permissible non-audit services, the Audit Committee has designated the Chair of the Audit Committee to approve in advance the provision by the independent public accountants of such services.

There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (17 CFR Part 210) during fiscal year 2024.

Vote Required for Approval

In order to be approved, Proposal No. 4 must receive the affirmative vote of a majority of the votes represented at the meeting, by person or proxy and entitled to vote at the meeting. Abstentions with respect to the approval of this proposal will have the effect of a vote against this proposal. Broker non-votes will not be treated as shares that are represented at the meeting for the purposes of this proposal and will have no effect on the outcome of the vote on this proposal. If the selection of Moss Adams is not ratified, the Audit Committee will consider whether we should select another independent registered public accounting firm.

The Board of Directors recommends voting “FOR” this proposal.

PROPOSAL 5:

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO ALLOW SHAREHOLDERS TO AMEND THE COMPANY’S BYLAWS

The Board of Directors has approved and voted to recommend that the shareholders of the Company approve the amendment of our Articles of Incorporation, as amended (the “Amendment”) to enable the shareholders to amend the Company’s bylaws by adding the following new article:

“ARTICLE TWELVE

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly empowered to adopt, amend, or repeal bylaws of the corporation. Any adoption, amendment, or repeal of the bylaws of the corporation by the board of directors shall require the approval of a majority of the entire board of directors. The shareholders shall also have the power to adopt, amend, or repeal the bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of shares of the corporation required by law or by the Articles of Incorporation, the affirmative vote of the holders of at least seventy-five 75% of the voting power of all of the then outstanding shares of the corporation entitled to vote, voting together as a single class shall be required to adopt, amend, or repeal any provision of the bylaws of the corporation.”

The Amendment will be implemented if shareholders approve Proposal 5. If Proposal 5 is approved, the Company will file a Certificate of Amendment with the Texas Secretary of State setting forth the Amendments that will become effective upon filing with the Texas Secretary of State.

Vote Required for Approval

In order to be approved, Proposal No. 5 must receive the affirmative vote of at least two-thirds of the outstanding shares of the Company entitled to vote at the meeting. Abstentions and Broker non-votes will count as votes against this proposal.

The Board of Directors recommends voting “FOR” this proposal.

PROPOSAL 6:

APPROVAL OF THE 2025 LONG-TERM INCENTIVE PLAN

The Board of Directors of the Company has adopted, subject to the approval of our shareholders, the Friedman Industries, Incorporated 2025 Long-Term Incentive Plan (the “Plan”). The Plan will not become effective until it is approved by our shareholders. If approved, the Plan will continue indefinitely until it is terminated by the Board of Directors.

The Board of Directors believes that the Plan will advance the interests of the Company and its shareholders and help promote the long-term growth of the Company by providing eligible employees, non-employee directors and third party-service providers of the Company with incentives to maximize shareholder value and to otherwise contribute to the success of the Company, thereby aligning the interests of such persons with the interests of the Company’s shareholders and providing them additional incentives to continue in their employment with or service to the Company.

Certain features of the Plan are summarized below. The summary does not purport to address all of the provisions of the Plan, and is qualified in its entirety by the full text of the Plan, which is attached as Appendix D to this proxy statement.

General

The Plan is intended to advance the best interests of the Company and its shareholders by providing eligible employees, non-employee directors and third-party service providers of the Company with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with, or service to, the Company. The Plan permits the grant of Incentive Stock Options (“ISOs”), Nonqualified Stock Options (“NQSOs”), Stock Appreciation Rights (“SARs”), Restricted Stock Awards, Restricted Stock Units (“RSUs”), Other Stock-Based Awards and Other Cash-Based Awards (collectively, “Awards”). The Plan includes a forfeiture provision which allows the Board of Directors, under certain circumstances, to cancel Awards previously granted to a person.

Securities Subject to the Plan

The Plan would authorize the issuance of up to 550,000 shares of the Company’s Common Stock. If shares of our Common Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Common Stock will count against the aggregate number of shares of our Common Stock with respect to which Awards may be granted under the Plan.

To the extent that any portion of an outstanding Award (i) is settled in cash in lieu of shares of our Common Stock or in a manner that all or some of the shares of Common Stock covered by the Award are not issued or are exchanged for Awards that do not involve shares of our Common Stock, or (ii) terminates or expires, or is forfeited or cancelled, for any reason, the shares of our Common Stock allocable to such portion of the Award will immediately become available to be issued pursuant to a new Award granted under the Plan. If an award may be settled only in cash, such Award will not be counted against any share limit under the Plan.

The maximum number of shares of our Common Stock available for issuance under the Plan will not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of our Common Stock or credited as additional shares of restricted stock, RSUs or other stock-based awards. If shares of our Common Stock are tendered in payment of the option price of an option, such shares of Common Stock will not count against the aggregate number of shares of Stock available for issuance under the Plan. When a SAR is settled in shares of Common Stock, the number of shares of Common Stock subject to the SAR will be counted against the aggregate number of shares of Common Stock available for issuance under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

Any shares of our Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Administration

The Board of Directors will administer the Plan with respect to Awards to non-employee directors and the Compensation Committee will administer the Plan with respect to all other Awards granted under the Plan. Subject to the terms of the Plan, in administering Awards under the Plan, our Board of Directors or the Compensation Committee, as applicable (the “Committee”), will have the authority to determine the persons to whom Awards will be granted; the number of shares of our Common Stock covered by each Award; the terms, provisions and conditions of each Award; acceleration of vesting; and all other determinations and actions necessary to administer the Plan and the applicable Awards.

As provided in the Plan, on an annual basis, the Compensation Committee also may delegate to the Chief Executive Officer of the Company the authority to grant awards (other than substitution awards pursuant to Article XI of the Plan) to eligible persons who are neither (a) non-employee directors nor (b) officers of the Company or any Affiliate subject to the provisions of Section 16 of the Exchange Act of 1934, as amended.

Eligibility

Awards may be granted to employees, non-employee directors and third-party service providers of the Company and its affiliates; provided, that (a) only those persons who are, on the dates of grant, key employees of the Company or a qualifying subsidiary are eligible for grants of ISOs under the Plan, and (b) non-employee directors and third-party service providers are only eligible to receive NQSOs, SARs, restricted stock, and RSUs.

Fair Market Value

Under the Plan, the fair market value of the Company’s Common Stock as of any particular date means the closing sale price of the Company’s Common Stock if the Company’s Common Stock is traded on a stock exchange as reported on the principal securities exchange on which the Stock is traded. If, in the discretion of the Committee, another means of determining the fair market value of a share of the Company’s Common Stock shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under section 409A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). For income tax reporting purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Committee deems appropriate, including, without limitation, where fair market value is used in reference to exercise, vesting, settlement or payout of an Award, the fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

Types of Awards Available for Grant Under the Plan

The Committee has the authority to grant the following types of awards under the Plan, subject to the terms of the Plan. All Awards granted under the Plan shall be evidenced by an award agreement (“Award Agreement”) and shall be subject to such conditions not inconsistent with the Plan as may be reflected by the Committee in the Award Agreement.

Generally, an Award granted under the Plan must include a minimum vesting period of at least one (1) year, other than in the situation where vesting occurs as a result of the Award recipient’s death, qualifying disability or a qualifying change in control of the Company.

Options

The Committee may grant options under the Plan, which allow the Award holder to acquire shares of the Company’s Common Stock. Options granted under the Plan can take the form of either ISOs, which are intended to satisfy the requirements of section 422 of the Internal Revenue Code and may afford the Award holder favorable tax treatment if certain conditions are met (see “U.S. Federal Income Tax Consequences of Awards Granted Under the Plan”), and NQSOs, which are options not intended to qualify as ISOs. The exercise price under both ISOs and NQSOs must be at least 100% (or 110% in the case of an ISO granted to an employee who owns 10% or more of the total voting power of all classes of the Company’s shares) of the fair market value of one share of Common Stock on the date of grant. An option does not convey any rights of a shareholder to the Award holder until the option has been exercised and the underlying shares have been issued. The Committee may impose such limitations or conditions on the exercise or vesting of any option as it deems appropriate. No option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

Stock Appreciation Rights

The Committee may grant SARs under the Plan, which allow the Award holder to receive, upon exercise of the SARs, the appreciation in the fair market value of the Company’s Common Stock covered by the SARS between the date of grant and the exercise date. The exercise price of a SAR will be determined by the Committee and may not be less than 100% of the fair market value of one share of Common Stock on the date of grant. The amount payable under the SAR may be paid in cash or with shares of Common Stock, or a combination thereof, as determined by the Committee. No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

Restricted Stock Awards

The Committee may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is a grant of shares of the Company’s Common Stock that are subject vesting, risk of forfeiture, restrictions on transferability and any other restrictions imposed by the Committee at its discretion. Unless otherwise determined by the Committee, certificates representing shares granted pursuant to Restricted Stock Awards will be held by the Company during the applicable restriction period and will bear an appropriate legend specifying the restrictions.

Except as otherwise provided by the Committee during such period of restriction, the holder of a Restricted Stock Award will generally have all of the rights of a stockholder, including but not limited to the rights to receive dividends and to vote. Dividends paid with respect to restricted stock in cash or property other than shares of the Company’s Common Stock or rights to acquire shares of the Company’s Common Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of the Company’s Common Stock or rights to acquire shares of the Company’s Common Stock shall be added to and become a part of the restricted stock awarded.

Restricted Stock Unit Awards

The Committee may grant RSUs under the Plan. An RSU represents the right to receive the value of one share of Common Stock at a designated time in the future, and may be subject to such vesting and other restrictions established by the Committee and set forth in the Award Agreement evidencing the RSU Award. The amount payable under the RSU Award may be paid in cash or with shares of Common Stock, or a combination thereof, as determined by the Committee. A RSU Award holder may be credited with dividend equivalents, which at the discretion of the Committee, may be converted into additional shares of Common Stock covered by the RSU Award. Since RSUs are not actual ownership interests in the underlying Common Stock, an RSU does not entitle the holder to any voting, dividend or other shareholder rights.

Other Stock-Based Awards

The Committee may grant other types of equity-based or equity-related Awards (each, an “Other Stock-Based Award”) not otherwise described under the Plan to eligible persons, including the grant or offer for sale of unrestricted and fully vested shares of Common Stock. Such Awards may involve the transfer of shares of Common Stock to recipients, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Other Cash-Based Awards

The Committee may grant cash-based Awards (“Other Cash-Based Awards”) under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine including an Award with respect to the payment of dividend equivalents.

Each Other Cash-Based Award shall specify a payment amount or payment range determined by the Committee and will be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

Substitution Awards

Under the Plan, Awards may be granted from time to time in substitution for stock options and other awards held by employees of other entities who are about to become employees of the Company, or whose employer is about to become an affiliate of the Company as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

Forfeiture

If the Board of Directors finds by a majority vote that a holder of an Award granted under the Plan, before or after termination of his or her employment with the Company or any of its subsidiaries (a) committed fraud, embezzlement, theft, felony or an Act of Dishonesty in the course of his or her employment by the Company or an affiliate, (b) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (c) disclosed trade secrets of the Company or an affiliate or (d) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any affiliate to which the Award recipient is a party, and, in the case of the actions described in clauses (a), (c) and (d), such action materially and adversely affected the Company, then, at or after the time such forfeiture determination is made the Board in good faith, if such forfeiture determination is made prior to a Change of Control (as defined in the Plan), or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such forfeiture determination is made after a Change of Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Award recipient had the facts existing at the time the benefit was bestowed that led to the forfeiture determination been known to the Company at the time the benefit was bestowed, the Board may determine that some or all of the Award holder’s rights to shares of our Common Stock covered by an Award (including vested rights that have not been exercised or paid and rights that have not yet vested or been paid) or cash payments paid or payable under an Award (including payments for vested rights, amounts payable for vested rights that have not been paid and rights that have not yet vested), some or all of the dividends that have been paid with respect to shares of Common Stock covered by the Award and some or all of the shares of the Common Stock received as a result of the Award holder’s grant, receipt, exercise or holding of the Award and some or all of the proceeds realized with respect to any shares of Common Stock received as a result of the Award holder’s exercise or holding of the Award, will be forfeited to the Company on such terms as determined by the Board of Directors or the final, non-appealable order of a court of competent jurisdiction. An “Act of Dishonesty” shall require a material breach by the Award recipient of his or her duties, obligations or undertakings owed to or on behalf of the Company and its affiliates, as determined by the Board. In determining whether a matter materially and adversely affects the Company, the Board shall be entitled to consider all relevant factors and exercise business judgment in making such determination, including but not limited to the financial consequences, adverse reputational consequences or legal consequences to the Company or its affiliates, individually or taken as a whole, as a result of such action.

If made prior to a Change of Control, a forfeiture determination shall be made by a majority vote of the Board of Directors. The findings and decision of the Board with respect to a forfeiture determination made, including those regarding the acts of the Award recipient and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by, or a lack of good faith on the part of, the Board. No decision of the Board, however, will affect the finality of the discharge of the Award recipient by the Company or an affiliate.

Recoupment in Restatement Situations

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, any current or former Award holder who was a current or former executive officer of the Company or an affiliate will forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any of the Company’s recoupment policies established or amended (now or in the future) in compliance with the rules and standards of applicable law. In addition, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Requirements of Law

The Company shall not be required to sell or issue any shares of the Company’s Common Stock under any Award if issuing those shares of the Company’s Common Stock would constitute or result in a violation by the holder of an Award or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, the Company shall not be required to issue any shares of the Company’s Common Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of the Award will not transfer the shares of the Company’s Common Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The Company may, but shall in no event be obligated to, register any shares of the Company’s Common Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Common Stock issuable pursuant to any Award are not registered, the Company may imprint on the certificate evidencing the shares of Common Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Common Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Common Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the issuance of shares of the Company’s Common Stock to comply with any law or regulation of any governmental authority.

Change in Capital Structure

The existence of outstanding Awards will not affect in any way the right or power of the Company or our shareholders to make any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business. If the Company effects a capital readjustment or increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number, class and per share price of the Common Stock subject to outstanding Awards under the Plan shall be appropriately adjusted.

If the Company is not the surviving entity in any merger, consolidation or other reorganization, if the incumbent members of our Board of Directors cease for any reason to constitute a majority of the members of our Board, if the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets, if the Company is to be dissolved, or if the Company is a party to any other corporate transaction, then the Committee may:

(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected holders of some or all of the then outstanding Options and SARs held by such holders (irrespective of whether such Options and SARs are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Options or SARs) as of a date specified by the Committee, in which event such Options and SARs and the Company shall be cancelled and each such holder shall be paid an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such transaction over the exercise prices or grant prices under such Options and SARs for such shares;

(3) have some or all of the unvested Awards assumed or have a new award of a similar nature substituted for some or all of the outstanding Awards;

(4) provide that the number of shares of the Common Stock covered by an unvested Award be adjusted so that such Award when vested will cover the number and class or series of the Common Stock or other securities or property to which the holder of the Award would have been entitled pursuant to the terms of the agreement or plan relating to such transaction if the holder of the Award had been the vested holder of record of the number of shares of the Common Stock then covered by such Award; or

(5) make such other adjustments to Awards then outstanding as the Committee deems appropriate to reflect such transaction.

After a merger or consolidation involving the Company in which the Company is the surviving corporation, each Restricted Stock Award holder will be entitled to have his or her Restricted Stock Award appropriately adjusted based on the manner in which the shares of the Common Stock were adjusted under the terms of the agreement of merger or consolidation, provided that such adjustment shall be made in compliance with applicable law, including Sections 409A and 424 of the Internal Revenue Code.

Award Agreements

Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan. The terms of any outstanding Award granted under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award or of the date of lapse of restrictions on shares of the Company’s Common Stock); provided that generally no such amendment will adversely affect in a material manner any right of the holder of the Award without his or her written consent.

Tax Withholding

Unless otherwise determined by the Compensation Committee, an employee’s tax withholding with respect to an Award may be satisfied by withholding from the shares of the Company’s Common Stock issuable pursuant to the Award based on the fair market value of the shares.

Non-Transferability

Except as specified in the applicable Award Agreement, an Award granted under the Plan shall not be transferable by the holder thereof (whether for consideration or otherwise) other than by will or under the laws of descent and distribution. Any attempted assignment of an Award in violation of the Plan shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

Termination and Modification of the Plan

The Board of Directors may terminate or amend the Plan in any respect or at any time, except that no amendment requiring shareholder approval will be effective without approval of the shareholders as required by applicable law or stock exchange rules.

U.S. Federal Income Tax Consequences of Awards Granted Under the Plan

The following is a general summary of certain of the U.S. Federal income tax consequences to Award holders who are either U.S. citizens or residents with respect to Awards granted under the Plan.

NQSO.  When the Committee grants an option that qualifies as an NQSO, the Award recipient will not be required to recognize any U.S. Federal taxable income as a result of the grant. However, the Award holder will be required to recognize ordinary income on the date the Award holder exercises the NQSO. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of our Common Stock acquired on the date the shares are acquired and the exercise price. The tax basis of the shares acquired on exercise of the NQSO for the purpose of a subsequent sale includes the option exercise price paid and the ordinary income reported on exercise of the NQSO. The income reportable on exercise of the NQSO by an employee is subject to Federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the Award recipient on the exercise of an NQSO.

Incentive Stock Options. When the Committee grants an option that qualifies as an ISO there generally are no U.S. Federal income tax consequences to the employee or the Company upon either the grant or exercise of the ISO. However, the difference between the exercise price and the fair market value of the shares of our Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. If the employee holds stock acquired through exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of the shares will be a long-term capital gain or loss. Generally, if the employee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the employee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the disposition. The participant may also have additional gain or loss upon the disqualifying disposition, which will be capital gain or loss (long-term or short-term, depending upon the holding period for the shares). To the extent the employee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding deduction for the tax year in which the disqualifying disposition occurs.

Stock Appreciation Rights. When the Committee grants an SAR, the Award recipient will not be required to recognize any U.S. Federal taxable income as a result of the grant and the Company will not be entitled to a tax deduction. Upon exercise of the SAR, the Award holder will recognize ordinary income in an amount equal to the then fair market value of the shares of Common Stock or cash received. The Company will be entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares received by the Award holder will generally be taxed as capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold).

Restricted Stock Awards. When the Committee grants a Restricted Stock Award, the Award recipient will not be required to recognize any U.S. Federal taxable income as a result of the grant and the Company will not be entitled to a tax deduction unless the Award recipient timely makes an election under Section 83(b) of the Internal Revenue Code, as described below. Upon the expiration of the forfeiture restrictions applicable to the Restricted Stock Award (i.e., as the Award recipient’s rights to the shares become vested), the Award recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to Federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the Award recipient recognizes income. If an election under Section 83(b) of the Internal Revenue Code has not been made, any dividends received with respect to any shares covered by the Restricted Stock Award that are not vested (i.e., the forfeiture restrictions have not yet lapsed) generally will be treated as compensation that is taxable as ordinary income to the Award recipient and the Company will be entitled to a corresponding tax deduction. With respect to any shares covered by the Restricted Stock Award that are vested (i.e., the forfeiture restrictions have lapsed), the Award recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient (and such dividends will be characterized as dividend income and not compensation income) and the Company will not be entitled to tax deductions with respect to the dividends paid.

If a Restricted Stock Award recipient makes an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the restricted shares awarded under the Restricted Stock Award, the recipient will be required to recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the Award recipient will not be required to recognize additional ordinary income when the shares vest. However, if the shares are later forfeited, a loss can only be recognized up to the amount the participant paid, if any, for the shares.

Restricted Stock Unit Awards. When the Committee grants a Restricted Stock Unit Award, the Award recipient will not be required to recognize any U.S. Federal taxable income as a result of the grant and the Company will not be entitled to a tax deduction. At the time the RSU award vests and is paid the recipient will recognize ordinary income equal to the amount paid by the Company under the Award and the Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction with respect to an RSU will be the fair market value of our Common Stock at the time the RSU is paid. The income realized under the RSU award that is reportable by an employee is subject to Federal tax withholding.

Other Cash-Based and Stock-Based Awards. The grant of a cash-based award under the Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time the other cash-based award is settled in cash, the Award holder will recognize ordinary income and the Company will be entitled to a corresponding deduction, in the amount of cash received by the Award holder, at that time.

Other stock-based awards granted under the Plan generally should have the same tax consequences as RSUs.

Section 162(m). Section 162(m) of the Internal Revenue Code generally limits the tax deduction a publicly-traded corporation can take for annual compensation paid to a “covered employee” to $1 million, which includes the Company’s named executive officers.

Section 409A. Certain grants made under the Plan may constitute deferred compensation for purposes of Section 409A of the Internal Revenue Code. If the requirements of Section 409A are not satisfied for these awards, the participant may be subject to a 20% additional tax, in addition to ordinary income tax, at the time the award becomes vested, plus interest.

Section 280G. Sections 280G and 4999 of the Internal Revenue Code provide that executive officers and directors, stockholders who hold significant equity interests, and certain other service providers may be subject to significant additional taxes if they receive payments or benefits that exceed certain prescribed limits in connection with a change of control of a company, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax.

New Plan Benefits

The future benefits or amounts that would be received under the Plan by executive officers and non-executive officer employees are discretionary and are therefore not determinable at this time.

Vote Required for Approval

In order to be approved, Proposal No. 6 must receive the affirmative vote of a majority of the votes cast on this proposal. Abstentions and broker non-votes will not be counted for the purpose of determining the number of votes necessary for approval of this proposal, and will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends voting “FOR” this proposal.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders intended to be included in our proxy statement and form of proxy for the 2026 Annual Meeting of Shareholders must be received at our principal executive offices at 1121 Judson Road, Suite 124, Longview, Texas 75601 on or before April 7, 2026. Proposals from shareholders for the 2026 Annual Meeting of Shareholders received at our principal executive offices before May 21, 2026 or after June 22, 2026, will be considered untimely. In addition, if applicable, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 20, 2026.

GENERAL

Management knows of no other matter to be presented at the meeting. If any other matter should be presented upon which a vote may properly be taken, it is intended that shares represented by the proxies in the accompanying form will be voted with respect thereto in accordance with the best judgment of the person or persons voting such shares.

The cost of solicitation of proxies in the accompanying form will be paid by us. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or personal interviews.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you call or write us at the following address or phone number: P.O. Box 2192, Longview, Texas 75606, phone: 903-758-3431, Attention: Investor Relations. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Appendix A

FRIEDMAN INDUSTRIES, INCORPORATED

SECOND AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

Friedman Industries, Incorporated (the “Company”) has established an Audit Committee (the “Committee”). This Second Amended and Restated Audit Committee Charter (the “Charter”) sets forth certain matters with respect to the Committee.

I.	Structure and Qualifications

The Committee shall consist of not less than three directors elected by the Board of Directors of the Company (the “Board”) and each member shall meet the definition of independent and all other requirements adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) or Nasdaq.

II.	Compensation

Fees for serving as a member of the Board or on any committee of the Board are the only compensation a Committee member may receive from the Company.

III.	Meetings

The Committee shall meet at least once per fiscal quarter. The Committee shall meet periodically with management and representatives of the independent auditor in separate executive sessions in furtherance of its purposes.

IV.	Responsibilities

The Board has delegated the following authority to the Committee:

1.

The Committee shall have the sole authority to select, engage, evaluate, retain, and, when appropriate, terminate the independent auditor of the Company as well as approve all audit engagement fees and terms and all non-audit engagements with independent public accountants. The Committee shall consult with management regarding such engagements but shall not delegate these responsibilities thereto; provided, however, that, in addition to those permissible non-audit services pre-approved by the Committee, pre-approvals of further permissible non-audit services may be delegated to a single member of the Committee, provided such approvals are reviewed with the Committee at its next meeting. The Committee shall be directly responsible for the oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work and the independent auditor shall report directly to the Committee.

2.	The Committee shall review with the independent auditor the planned scope of its examination and the results thereof.

3.

The Committee shall review with the independent auditor any audit problems or difficulties and management’s response thereto, and, upon the request of the Committee, the independent auditor shall provide to the Committee copies of all written communications to Company management in any way related to such problems or difficulties.

4.

The Committee shall review any financial reporting issues and practices, including changes in or adoption of accounting principles and disclosure practices having a material impact on the obligations or financial statements of the Company.

5.	The Committee shall review filings made with the SEC when such review is required by the SEC.

6.

The Committee shall review disclosures made by the Company’s principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002, as amended, and the rules promulgated thereunder, including: (a) the Company’s disclosure controls and procedures and evaluations thereof; and (b) internal controls for financial reporting and evaluations thereof.

7.	The Committee shall review and discuss the annual and quarterly financial statements with management and the independent auditor prior to release to the public.

8.	The Committee shall recommend whether the audited financial statements should be included in the Company’s annual reports.

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9.

The Committee shall obtain and review, at least annually, a formal written statement from the Company’s independent auditor delineating: (a) the independent auditor’s internal quality-control procedures; (b) any issues raised by the most recent quality-control review, or peer review, of the firm and the procedures or solutions used to address them; and (c) all relationships between the independent auditor and the Company.

10.

The Committee shall inquire of management and the independent auditor to assure that the independent auditor has not engaged in any prohibited activities within the provisions of section 10A(g) of the Securities Exchange Act of 1934, as amended.

11.	The Committee shall review and consider the independence of the independent auditor.

12.	The Committee shall set hiring policies for employees or former employees of the independent auditor.

13.

The Committee shall ensure that the lead audit partner of the independent auditor and that firm’s audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, as amended.

14.

The Committee shall establish procedures for: (a) the receipt, retention and treatment of complaints received from any third party by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15.

The Committee may obtain advice and assistance from outside legal, accounting or other advisors, as appropriate. Pursuant to approval of this Charter, no further requirement of Board approval for such engagements is required.

16.	The Committee shall review and oversee any related party transactions between the Company and any of its directors or executive officers.

17.	The Committee may hold such other conferences and conduct such other reviews with the independent auditor or with management as may be desired either by the Committee or the independent auditor.

18.	The Committee shall report regularly to the Board and submit to the Board any recommendations the Committee may have from time to time.

19.

The Committee shall review and reassess this Charter annually and conduct an annual review of the work of the Committee, including review of: (a) major issues regarding accounting principles and financial statement presentations; (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company; and (d) earnings press releases.

20.

The Committee, from time to time, may adopt rules and make provisions as deemed appropriate for (a) the conduct of its meetings; (b) considering, acting upon and recording matters within its authority; and (c) making such reports to the Board as it may deem appropriate, giving due consideration to the Committee’s need to treat certain matters confidentially, provided only that such rules and provisions do not conflict with the articles of incorporation or the bylaws of the Company.

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Appendix B

FRIEDMAN INDUSTRIES, INCORPORATED

CHARTER OF THE COMPENSATION COMMITTEE

Friedman Industries, Incorporated (the “Company”) has established a Compensation Committee (the “Committee”). This Charter sets forth certain matters with respect to the Committee.

I.	Structure and Qualifications

1.

The Committee shall consist of at least two directors and each member shall meet the definition of independence and all other requirements adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) or the NASDAQ Stock Market (“NASDAQ”).

2.	The members of the Committee shall be appointed by the Board of Directors of the Company (the “Board”) and may be removed by the Board at any time.

3.	Each member of the Committee must qualify as a “non-employee director” for the purposes of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended.

II.	Meetings

The Committee shall meet at least one time each year and otherwise as frequently and at such times as necessary to carry out its responsibilities. The Committee may invite members of management or others to attend meetings, provided, however, that in no circumstance shall the Chief Executive Officer (the “CEO”) and any other such executive officers be present at meetings at which their compensation or performance is discussed or determined.

III.	Responsibilities

The Board has delegated the following authority to the Committee:

1.

The Committee shall review and approve corporate goals and objectives relevant to the compensation of the CEO and other executive officers of the Company, evaluate the performance of the CEO and other executive officers in light of those goals and objectives and recommend to the Board approval of their annual compensation levels including salaries, bonuses, stock options, other stock incentive awards and long-term cash incentive awards based on this evaluation.

2.

The Committee shall review, approve and report to the Board regarding the Company’s overall compensation policy, including compensation philosophy and strategy, short-term and long-term incentive plans and programs, stock ownership plans, and employee benefit plans.

3.	The Committee shall review and approve levels of pension benefits, if any, and insurance programs for officers and key employees.

4.	The Committee shall serve as the committee to administer the Company’s incentive compensation plans and equity-based plans, unless the Board specifically provides otherwise.

5.

The Committee shall review the competitiveness of the Company’s executive compensation programs to foster (a) the attraction and retention of executive officers, (b) the motivation of executive officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

6.	The Committee shall review and approve compensation packages for new executive officers and termination packages for executive officers.

7.	The Committee shall review and make recommendations to the Board regarding the Company’s long- term incentive compensation plans and equity-based plans.

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8.

The Committee shall review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

9.

The Committee shall produce an annual report of the Committee on executive compensation in compliance with and to the extent required by applicable rules and regulations promulgated by the SEC or NASDAQ to be included in the Company’s annual proxy statement or annual report on Form 10- K.

10.

The Committee shall review the compensation discussion and analysis and other compensation disclosure management prepares in compliance with and to the extent required by applicable rules and regulations promulgated by the SEC or NASDAQ to be included in the Company’s annual proxy statement or annual report on Form 10-K.

11.	The Committee shall review at least one time annually the Committee’s own performance.

12.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

13.

The Committee shall in its sole discretion, retain, terminate and obtain the advice of outside counsel, compensation consultants, or other experts, advisors or consultants, as it deems appropriate but only after taking into consideration factors relevant to the adviser’s independence from management specified in NASDAQ Listing Rule 5605(d)(3) relating to independence of such person.

14.	The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any person so retained.

15.

The Committee shall approve any and all fees and other retention terms related any person so retained, such fees to be paid by the Company, which the Committee shall have the sole authority to authorize.

16.	The Committee shall report to the Board at least one time annually and at the Board meeting that immediately follows each meeting of the Committee.

17.

The Committee shall oversee the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under NASDAQ rules that, with limited exceptions, shareholders approve equity compensation plans.

IV.	Delegations

The Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Committee consisting of not less than two members of the Committee. In addition, the Committee may delegate to one or more individuals the administration of equity incentive or employee benefit plans, unless otherwise prohibited by law or applicable stock exchange rules. Any such delegation may be revoked by the Committee at any time.

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Appendix C

FRIEDMAN INDUSTRIES, INCORPORATED

CHARTER OF THE NOMINATING COMMITTEE

Friedman Industries, Incorporated (the “Company”) has established a Nominating Committee (the “Committee”). This Charter sets forth certain matters with respect to the Committee.

I.	Structure and Qualifications

The Committee shall consist of at least three directors appointed by the Board of Directors of the Company (the “Board”) and each member shall meet the definition of independence and all other requirements adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) or Nasdaq.

II.	Meetings

The Committee shall meet at least one time each year and otherwise as frequently and at such times as necessary to carry out its responsibilities.

III.	Responsibilities

The Board has delegated the following authority to the Committee:

1.

The Committee shall work together with the Chairman of the Board and the Chief Executive Officer to identify and consider candidates to be nominated for election as directors. In connection therewith, the Committee shall consider that a majority of the members of the Board must qualify as independent as defined by Nasdaq rules. In addition, the Committee shall consider the following qualifications in assessing director candidates:

(a)	An understanding of business and financial affairs and the complexities of a business organization;

(b)	A record of competence and accomplishments through leadership in industry, education, the professions or government;

(c)	A genuine interest in representing all of the shareholders and the interest of the Company overall;

(d)	A willingness to maintain a committed relationship with the Company as a director;

(e)	A willingness and ability to spend the necessary time required to function effectively as a director;

(f)	A reputation for honesty and integrity; and

(g)	Such other additional qualifications as the Committee may establish from time to time, taking into account the composition and expertise of the entire Board.

2.

The Committee shall recommend to the Board (i) the nominees for directors to be elected at the Company’s annual meeting and (ii) individuals to be elected to fill any vacancies occurring on the Board from time to time.

3.	The Committee shall review potential conflicts of interest of directors which might interfere with Board service.

4.

The Committee shall make determinations, with the advice of legal counsel, concerning the “independence” of Board members for corporate governance purposes and to make other determinations as required under SEC and Nasdaq rules and regulations.

5.	The Committee shall review the appropriateness of continued Board membership of a director who experiences a change in employment, board membership of another company or other relevant matter.

6.	The Committee shall perform such other functions as required by law or SEC or Nasdaq requirements.

7.	The Committee shall report to the Board at least annually and at the Board meeting immediately following each meeting of the Committee.

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Appendix D

FRIEDMAN INDUSTRIES, INCORPORATED
2025 LONG-TERM INCENTIVE PLAN

(As Adopted June 25, 2025)

TABLE OF CONTENTS

Article I	ESTABLISHMENT, PURPOSE AND DURATION	1
1.1	Establishment	1
1.2	Purpose of the Plan	1
1.3	Duration of the Plan	1

Article II	DEFINITIONS	1
2.1	“Act of Dishonesty”	1
2.2	“Adoption Date”	1
2.3	“Affiliate”	1
2.4	“Authorized Shares”	1
2.5	“Award”	1
2.6	“Award Agreement”	1
2.7	“Beneficial Owner” or “Beneficial Ownership”	2
2.8	“Board”	2
2.9	“Change of Control”	2
2.1	“Code”	3
2.11	“Committee”	3
2.12	“Company”	3
2.13	“Compensation Committee”	2
2.14	“Corporate Change”	3
2.15	“Disability”	3
2.16	“Dividend Equivalent”	3
2.17	“Employee”	3
2.18	“Entity”	3
2.19	“Exchange Act”	3
2.20	“Fair Market Value”	3
2.21	“Forfeiture Determination”	4
2.22	“Fiscal Year”	4
2.23	“Holder”	4
2.24	“Incentive Stock Option” or “ISO”	4
2.25	“Incumbent Director”	4
2.26	“Mature Shares”	4
2.27	“Merger”	4
2.28	“Non-Employee Director”	4
2.29	“Nonqualified Stock Option” or “NQSO”	4
2.30	“Option”	4
2.31	“Option Price”	4
2.32	“Other Cash-Based Award”	4
2.33	“Other Stock-Based Award”	4
2.34	“Parent Corporation”	4
2.35	“Period of Restriction”	4
2.36	“Person”	5
2.37	“Plan”	5
2.38	“Restricted Stock”	5
2.39	“Restricted Stock Award”	5
2.40	“Restricted Stock Unit” or “RSU”	5
2.41	“RSU Award”	5
2.42	“Section 409A”	5
2.43	“Separation from Service”	5
2.44	“Specified Owner”	5
2.45	“Stock”	5
2.46	“Stock Appreciation Right” or “SAR”	5

2.47	“Subsidiary Corporation”	6
2.48	“Substantial Risk of Forfeiture”	6
2.49	“Ten Percent Stockholder”	6
2.50	“Termination of Employment”	6
2.51	“Termination of Service”	6
2.52	“Third Party Service Provider”	6
2.53	“Voting Securities”	6

Article III	ELIGIBILITY AND PARTICIPATION	6
3.1	Eligibility	6
3.2	Participation	6

Article IV	GENERAL PROVISIONS RELATING TO AWARDS	7
4.1	Authority to Grant Awards	7
4.2	Shares That Count Against Limit.	7
4.3	Non-Transferability	8
4.4	Requirements of Law	8
4.5	Changes in the Company’s Capital Structure	8
4.6	Election Under Section 83(b) of the Code	11
4.7	Forfeiture for Cause.	11
4.8	Forfeiture Events	11
4.9	Recoupment in Restatement and Other Situations	11
4.10	Award Agreements	11
4.11	Rights as Shareholder	12
4.12	Issuance of Shares of Stock	12
4.13	Restrictions on Stock Received	12
4.14	Compliance With Section 409A	12
4.15	Date of Grant	12
4.16	Source of Shares Deliverable Under Awards.	12
4.17	Limitations on Vesting of Awards	12
4.18	Administrative Stand Still	13

Article V	OPTIONS	13
5.1	Authority to Grant Options	13
5.2	Type of Options Available	13
5.3	Option Agreement	13
5.4	Option Price	13
5.5	Duration of Option	13
5.6	Amount Exercisable	13
5.7	Exercise of Option.	14
5.8	Notification of Disqualifying Disposition	14
5.9	No Rights as Shareholder	14
5.10	$100,000 Limitation on ISOs	14
5.11	Separation from Service	14

Article VI	STOCK APPRECIATION RIGHTS	14
6.1	Authority to Grant SAR Awards	15
6.2	General Terms	15
6.3	SAR Agreement	15
6.4	Term of SAR	15
6.5	Exercise of SARs	15
6.6	Payment of SAR Amount	15
6.7	Separation from Service	15
6.8	No Rights as Shareholder	15
6.9	Restrictions on Stock Received	15

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Article VII	RES TRICTED STOCK AWARDS	15
7.1	Restricted Stock Awards.	16
7.2	Restricted Stock Award Agreement	16
7.3	Holder’s Rights as Shareholder	16

Article VIII	RESTRICTED STOCK UNIT AWARDS	16
8.1	Authority to Grant RSU Awards.	16
8.2	RSU Award.	16
8.3	RSU Award Agreement.	16
8.4	Dividend Equivalents	16
8.5	Form of Payment Under RSU Award	17
8.6	Time of Payment Under RSU Award	17
8.7	Holder’s Rights as Shareholder	17

Article IX	OTHER STOCK-BASED AWARDS	17
9.1	Authority to Grant Other Stock-Based Awards	17
9.2	Value of Other Stock-Based Award	17
9.3	Written Agreement	17
9.4	Payment of Other Stock-Based Award	17
9.5	Separation from Service	17
9.6	Time of Payment of Other Stock-Based Award	17

Article X	OTHER CASH-BASED AWARDS	17
10.1	Authority to Grant Other Cash-Based Awards	17
10.2	Value of Other Cash-Based Award	17
10.3	Written Agreement	18
10.4	Payment of Other Cash-Based Award	18
10.5	Time of Payment of Other Cash-Based Award	18
10.6	Separation from Service	18

Article XI	SUBSTITUTION AWARDS	18

Article XII	ADMINISTRATION	18
12.1	Awards	18
12.2	Authority of the Committee.	18
12.3	Decisions Binding	19
12.4	No Liability	19

Article XIII	AMENDMENT OR TERMINATION OF PLAN OR AWARD AGREEMENT	19
13.1	Amendment, Modification, Suspension, and Termination of the Plan	19
13.2	Amendment, Modification, Suspension, and Termination of Award Agreement	19
13.3	Awards Previously Granted	19

Article XIV	MISCELLANEOUS	20
14.1	Unfunded Plan/No Establishment of a Trust Fund	20
14.2	No Employment Obligation	20
14.3	Tax Withholding.	20
14.4	Gender and Number	21
14.5	Severability	21
14.6	Headings	21
14.7	Other Compensation Plans	21
14.8	Retirement and Welfare Plans	21
14.9	Other Awards	21
14.10	Law Limitations/Governmental Approvals	21
14.11	Delivery of Title	21
14.12	Inability to Obtain Authority	21

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14.13	Investment Representations	21
14.14	Persons Residing Outside of the United States	21
14.15	Data Privacy	22
14.16	No Fractional Shares	22
14.17	Interpretation	22
14.18	Governing Law; Venue	22

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FRIEDMAN INDUSTRIES, INCORPORATED
2025 LONG-TERM INCENTIVE PLAN

(As Adopted June 25, 2025)

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1    Establishment. Friedman Industries, Incorporated, a Texas corporation (the “Company”) hereby establishes an incentive compensation plan, to be known as the “Friedman Industries, Incorporated 2025 Long-Term Incentive Plan”, as set forth in this document. The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), SARs, Restricted Stock, RSUs, Other Stock-Based Awards and Other Cash-Based Awards. The Plan was adopted by the Board on June 25, 2025 (the “Adoption Date”), and shall become effective on the date the Plan is approved by the Company’s shareholders provided that the Plan is approved by the Company shareholders within 12 months after the Adoption Date.

1.2    Purpose of the Plan. The Plan is intended to advance the interests of the Company, its Affiliates and its shareholders and promote the long-term growth of the Company by providing Employees, Non-Employee Directors and Third-Party Service Providers with incentives to maximize shareholder value and to otherwise contribute to the success of the Company and its Affiliates, thereby aligning the interests of such individuals with the interests of the Company’s shareholders and providing them additional incentives to continue in their employment with, or service to, the Company or its Affiliates.

1.3    Duration of the Plan. The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Adoption Date.

ARTICLE II

DEFINITIONS

Each word and phrase defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1    “Act of Dishonesty” shall have the meaning ascribed to that term in Section 4.7(a).

2.2    “Adoption Date” shall have the meaning ascribed to that term in Section 1.1.

2.3    “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or comparable individuals of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract or otherwise.

2.4    “Authorized Shares” shall have the meaning ascribed to that term in Section 4.1(a).

2.5    “Award” means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, a SAR, Restricted Stock, an RSU, an Other Stock-Based Award or an Other Cash-Based Award, in each case subject to the terms and provisions of the Plan.

2.6    “Award Agreement” means either (a) a written or electronic agreement entered into by the Company and an Award recipient, or (b) a written or electronic statement issued by the Company to an Award recipient, which, in either case, sets forth the terms and conditions applicable to an Award granted to the Award recipient under the Plan.

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2.7    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to those terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.8    “Board” means the Board of Directors of the Company.

2.9    “Change of Control” means the occurrence of any of the following events:

(a)    the consummation of a Merger of the Company with another Entity, unless the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger;

(b)    any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities;

(c)    the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;

(d)    a sale, transfer, lease or other disposition of all or substantially all of the Company’s Assets is consummated (an “Asset Sale”), unless:

(i)    the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such Asset Sale own, directly or indirectly, 50 percent or more of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of the Company’s Voting Securities immediately prior to such Asset Sale; or

(ii)    the individuals who comprise the board of directors or other governing body of the Company immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or

(e)    the shareholders or members of the Company approve a plan of complete liquidation or dissolution of the Company.

For the avoidance of doubt, a transaction will not constitute a Change of Control if its sole purpose is to (I) change the state of the Company’s incorporation, or (II) create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.

2.10    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.11    “Committee” means (a) in the case of an Award granted to a Non-Employee Director, the Board, and (b) in the case of any other Award granted under the Plan, the Compensation Committee or, if the Compensation Committee chooses to delegate it duties, a committee of at least two persons who are members of the Compensation Committee and are appointed by the Compensation Committee to administer the Plan. As to Awards that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 of the General Rules and Regulations under the Exchange Act, the requirements of Rule 16b-3(d)(1) of the General Rules and Regulations under the Exchange Act with respect to committee action must also be satisfied.

2.12    “Company” means Friedman Industries, Incorporated, a Texas corporation, or any successor (by reincorporation, merger or otherwise).

2.13    “Compensation Committee” means the Compensation Committee of the Board.

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2.14    “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.15    “Disability” means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is covered by the Company’s long-term disability insurance policy or plan, a physical or mental condition of the Holder that would entitle him or her to payment of disability income payments under such long-term disability insurance policy or plan as then in effect, (b) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is not covered by the Company’s long-term disability insurance policy or plan for whatever reason, or in the event the Company does not maintain such a long-term disability insurance policy or plan, and for purposes of an ISO granted under the Plan, a permanent and total disability as defined in section 22(e)(3) of the Code and (c) in the case of an Award that is not exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder where (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.16    “Dividend Equivalent” means a payment equivalent in amount to a cash dividend paid with respect to a share of the Stock to the Company’s shareholders.

2.17    “Employee” means (a) a person employed by the Company or any Affiliate as a common law employee and (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within three (3) months after the date of grant of the Award.

2.18    “Entity” means any corporation, partnership, association, joint-stock company, limited liability company, limited liability partnership, trust, unincorporated organization or other business entity.

2.19    “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act.

2.20    “Fair Market Value” of the Stock as of any particular date means:

(a)          if the Stock is traded on a stock exchange,

(i)         and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

(ii)         and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

as reported on the principal securities exchange on which the Stock is traded; or

(b)          if the Stock is traded in the over-the-counter market,

(i)         and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

(ii)         and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A. Notwithstanding the foregoing, for income tax reporting purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Committee deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

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2.21    “Forfeiture Determination” shall have the meaning ascribed to that term in Section 4.7(a).

2.22    “Fiscal Year” means the Company’s fiscal year.

2.23    “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

2.24    “Incentive Stock Option” or “ISO” means an option to purchase Stock granted pursuant to Article V that is designated as an incentive stock option and that is intended to satisfy the requirements of section 422 of the Code.

2.25    “Incumbent Director” means:

(a)          a member of the Board on the Adoption Date; or

(b)         an individual:

(i)    who becomes a member of the Board after the Adoption Date;

(ii)    whose appointment or election by the Board or nomination for election by the Company’s shareholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and

(iii)    whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

2.26    “Mature Shares” means shares of Stock that the Holder has held for at least six months, but not including any shares of Restricted Stock.

2.27    “Merger” means a merger, consolidation or similar transaction.

2.28    “Non-Employee Director” means a member of the Board who is not an Employee.

2.29    “Nonqualified Stock Option” or “NQSO” means an option to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code (any Option granted under the Plan that is not expressly designated as an ISO shall be deemed to be designated a Nonqualified Stock Option under the Plan).

2.30    “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.31    “Option Price” shall have the meaning ascribed to that term in Section 5.4.

2.32    “Other Cash-Based Award” means an Award granted pursuant to Article X.

2.33    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article IX.

2.34    “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.35    “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

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2.36    “Person” shall have the meaning ascribed to the term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof, except that the term shall not include (a) the Company or any of its Affiliates, (b) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of those securities or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

2.37    “Plan” means the Friedman Industries, Incorporated 2025 Long-Term Incentive Plan, as set forth in this document, as it may be amended from time to time.

2.38    “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

2.39    “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to an Award recipient.

2.40    “Restricted Stock Unit” or “RSU” means the unfunded and unsecured right, granted pursuant to Article VIII, to receive a share of Stock or to receive an amount of cash equal to the Fair Market Value of a share of Stock or such other amount determined by the Committee in connection with the Award and credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

2.41    “RSU Award” means an Award granted pursuant to Article VIII.

2.42    “Section 409A” means section 409A of the Code and the regulations and other guidance promulgated by the United States Department of Treasury or the United States Internal Revenue Service under section 409A of the Code, or any successor statute.

2.43    “Separation from Service” means a Termination of Employment in the case of an Award granted to an Employee or a Termination of Service in the case of an Award granted to a Non-Employee Director or a Third Party Service Provider.

2.44    “Specified Owner” means any of the following:

(a)    the Company;

(b)    an Affiliate of the Company;

(c)    an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company;

(d)    a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of the acquisition of securities directly from the Company and/or its Affiliates; or

(e)    a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the Company or the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of the Company outstanding immediately prior to such Merger.

2.45    “Stock” means the common stock of the Company, $1.00 par value per share (or such other par value as may be designated by act of the Company’s shareholders).

2.46    “Stock Appreciation Right” or “SAR” means a stock appreciation right granted under the Plan pursuant to Article VI.

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2.47    “Subsidiary Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.48    “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

2.49    “Ten Percent Stockholder” means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

2.50    “Termination of Employment” means, except as otherwise provided in the case of an ISO in the following sentence of this Section 2.50, (a) if the Award Agreement is not exempt from and is subject to Section 409A, the termination of the Award recipient’s employment with the Company and all Affiliates in a manner that constitutes a “separation from service” (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A the termination of the Award recipient’s employment relationship with the Company and all Affiliates as determined by the Committee. “Termination of Employment” means, in the case of an ISO, the termination of the Employee’s employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

2.51    “Termination of Service” means, in the case of an Award issued to a Non-Employee Director or a Third Party Service Provider, (a) if the Award Agreement is not exempt from and is subject to Section 409A the termination of the Award recipient’s service relationship with the Company and all Affiliates in a manner that constitutes a “separation from service” (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A, in the case of an Award to a Non-Employee Director, the termination of a Non-Employee Director’s service on the Board, and, in the case of a Third Party Service Provider, the termination of the Third Party Service Provider’s service relationship with the Company and all Affiliates as determined by the Committee.

2.52    “Third Party Service Provider” means any consultant, agent, representative, advisor, or independent contractor who (a) renders services to the Company or an Affiliate that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.53    “Voting Securities” means the outstanding securities entitled to vote generally in the election of directors or other governing body.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1    Eligibility. Except as otherwise specified in this Article III, the persons who are eligible to receive Awards under the Plan are Employees, Non-Employee Directors and Third Party Service Providers, provided, however, that (a) only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan, and (b) Non-Employee Directors and Third Party Service Providers are only eligible to receive NQSOs, SARs, Restricted Stock, and RSUs. Awards other than ISOs may also be granted to an individual who is expected to become a key Employee within three (3) months of the date of grant (contingent on such individual so becoming a key Employee).

3.2    Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards will be granted and shall determine the nature and amount of each Award.

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ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1    Authority to Grant Awards. The Committee may grant Awards to those Employees, Non-Employee Directors and Third Party Service Providers as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. On an annual basis, as provided in Section 12.2(d), the Compensation Committee also may delegate to the Chief Executive Officer of the Company the authority to grant Awards Year (other than Awards pursuant to Article IX) to eligible persons who are neither (a) Non-Employee Directors nor (b) officers of the Company or any Affiliate subject to the provisions of Section 16 of the Exchange Act. The following rules shall apply to grants of Awards under the Plan.

(a)    The aggregate number of shares of Stock reserved and available for issuance in connection with Awards under the Plan is 550,000 (the “Authorized Shares”). Subject to Section 4.2, no Award may be granted if the number of shares of Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(b)    The aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is equal to the Authorized Shares.

(c)    The maximum aggregate grant date fair value of Awards (computed in accordance with FASB Accounting Standards Codification Topic 718, or a successor thereto) that are granted under this Plan during any one calendar year to any one person who, on the grant date of the Award, is a Non-Employee Director is $100,000. The limits of this Section 4.1(c) do not apply to, and shall be determined without taking into account, any Award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its Affiliates. The limits of this Section 4.1(c) apply on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group. The Board may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

(d)    Each of the foregoing numerical limits stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.5.

4.2    Shares That Count Against Limit.

(a)    If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(b)    If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(c)    To the extent that any outstanding Award terminates or expires, is forfeited or cancelled, for any reason or is settled in cash in lieu of shares of Stock or in a manner such that all or some of the shares of Stock covered by the Award are not issued or are exchanged for Awards that do not involve shares of Stock, the shares of Stock allocable to such portion of the Award will immediately become available to be issues pursuant to an Award granted under the Plan.

(d)    When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

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(e)    The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units or other Stock-Based Awards.

(f)    If an Award may be settled only in cash, such Award will not be counted against any share limit under the Plan.

4.3    Non-Transferability. Except as specified in the applicable Award Agreement, no Award may be transferred, sold, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law, for consideration or otherwise) or be subject to execution, attachment or similar process, other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition an Award in violation of this Section 4.3 shall be null and void. In the discretion of the Committee, any attempt to transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

4.4    Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5    Changes in the Company’s Capital Structure.

(a)    The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)    If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class or series and per share price of Stock subject to outstanding Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise and/or vesting of an Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Award, or such Award vested, in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

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(c)     If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change (or approval by the Board if approval by the shareholders of the Company of such Corporate Change is not required), the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

(i)    accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(ii)    require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Options and SARs held by such Holders (irrespective of whether such Options and SARs are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Options or SARs) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and SARs and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices or grant prices under such Options and SARs for such shares;

(iii)    with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Award is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Award, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(iv)    provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

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(v)    make such other adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary to reflect such Corporate Change).

Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the shares of stock covered by the Award before and after the Corporate Change; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code; and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A.

In effecting one or more of the alternatives set out in paragraphs (iii), (iv) or (v) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised or will vest.

(d)    In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number of shares and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e)    After a merger of one or more corporations into the Company in which the Company shall be the surviving corporation, each Holder shall be entitled to have his or her Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f)    The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Awards.

4.6    Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the principal financial officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the principal financial officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

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4.7    Forfeiture for Cause.

(a)    Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if a determination is made as provided in Section 4.7(b) (a “Forfeiture Determination”) that (i) the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award), before or after the termination of such individual’s employment or service with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an Act of Dishonesty in the course of his or her employment by, or service to, the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a party, and (ii) in the case of the actions described in clause (A), (C) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in good faith, if such Forfeiture Determination is made prior to a Change of Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such Forfeiture Determination is made after a Change of Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that (x) some or all of the Holder’s rights to shares of the Stock covered by an Award (including vested rights that have been exercised or paid, vested rights that have not been exercised or paid and rights that have not yet vested or been paid) or cash payments paid or payable under an Award (including payments for vested rights, amounts payable for vested rights that have not been paid and rights that have not yet vested), (y) some or all of the dividends that have been paid with respect to shares of the Stock covered by the Award, and (z) some or all shares of the Stock received as a result of the Holder’s grant, receipt, exercise or holding of the Award and some or all net proceeds realized with respect to any shares of the Stock received as a result of the Holder’s exercise or holding of the Award in excess of the price paid for such shares, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. For purposes of this Section 4.7, an “Act of Dishonesty” shall require a material breach by the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) of his or her duties, obligations or undertakings owed to or on behalf of the Company and its Affiliates, as determined by the Board if such determination is made prior to a Change of Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such determination is made after a Change of Control. In determining whether a matter materially and adversely affects the Company, the Board shall be entitled to consider all relevant factors and exercise business judgment in making such determination, including but not limited to the financial consequences, adverse reputational consequences or legal consequences to the Company and/or its Affiliates, individually or taken as a whole, as a result of such action.

(b)    A Forfeiture Determination for purposes of Section 4.7(a) shall be made (i) before the occurrence of a Change of Control, by a majority vote of the Board and (ii) on or after the occurrence of a Change of Control, by the final, non-appealable order of a court of competent jurisdiction. The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change of Control, including those regarding the acts of the original grantee of the Award and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by, or a lack of good faith on the part of, the Board. No decision of the Board, however, will affect the finality of the discharge of the original grantee of the Award by the Company or an Affiliate.

4.8    Forfeiture Events. Without limiting the applicability of Section 4.7 or Section 4.9, the Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Separation from Service for cause, Separation from Service for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9    Recoupment in Restatement and Other Situations. Without limiting the applicability of Section 4.7 or Section 4.8, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the current or former Holder who was a current or former executive officer of the Company or an Affiliate shall forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any of the Company’s recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission under or in connection with Section 10D of the Exchange Act. In addition, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

4.10    Award Agreements. Each Award shall be embodied in a written or electronic Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by or delivered on behalf of an authorized executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed or acknowledged by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change of Control of the Company on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan. An Award Agreement may be altered, amended, modified, or suspended as provided in Section 13.2. An Award Agreement may be terminated as provided in Section 13.2 and elsewhere in the Plan including Sections 4.5, 4.7, 4.8 and 4.9. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

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4.11    Rights as Shareholder. A Holder shall not have any rights as a shareholder with respect to Stock covered by an Option, a SAR, an RSU, or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.12    Issuance of Shares of Stock. Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

4.13    Restrictions on Stock Received. The Committee may impose such conditions and restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

4.14    Compliance With Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A and the applicable provisions of the Plan and the applicable Award Agreement shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. Notwithstanding any other provision of the Plan or an Award Agreement, if an Award is not exempt from the requirements of Section 409A and the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a “specified employee” (as such term is defined for purposes of Section 409A) and a payment under the Award is due as a result of such individual’s “termination of employment”, “separation from service” (as that term is defined for purposes of Section 409A using the default rules) or comparable event then no payment shall be made under the Award due to such termination of employment, separation from service or comparable event before the date that is six (6) months after the date on which the Holder incurs a separation from service, except as otherwise allowed by Section 409A. Unless otherwise determined by the Committee, each amount to be paid or benefit to be provided under the Plan shall be construed as a separate identified payment for purposes of Section 409A. Notwithstanding the above, each Holder shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A with respect to Awards granted under the Plan.

4.15    Date of Grant. The date on which an Option or SAR is granted shall be the date the Company completes the corporate action constituting an offer of Stock for sale to a Holder under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option Price are fixed or determinable. If the corporate action contemplates an immediate offer of Stock for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately. If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

4.16    Source of Shares Deliverable Under Awards. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

4.17    Limitations on Vesting of Awards.

(a)    Unless the applicable Award Agreement specifies otherwise, an Award shall not continue to vest after the Separation from Service of the Holder of the Award (or, if the Holder is not the original grantee of the applicable Award, the Separation from Service of the original grantee of the applicable Award) for any reason.

(b)    An Award granted under the Plan must include a minimum vesting period of at least one (1) year, provided, however, that (i) an Award may provide that the Award will vest before the completion of such one (1) year period upon the death or Disability of the original grantee of the Award or a Corporate Change and (ii) Awards covering, in the aggregate, 25,000 shares of Stock may be issued without any minimum vesting period.

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4.18    Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of the Company assets to shareholders, or any other extraordinary transaction or change affecting the Stock or the share price of the Stock, including any change in the Company’s capitalization or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

ARTICLE V

OPTIONS

5.1    Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any Parent Corporation or Subsidiary Corporation (as permitted by section 422 of the Code and the regulations thereunder).

5.2    Type of Options Available. Options granted under the Plan may be NQSOs or ISOs.

5.3    Option Agreement. Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions, if any, applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO. An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

5.4    Option Price. The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan. Except as otherwise provided in Article XI, in the event an Option is granted with an Option Price less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the Option the Option Price of such Option shall be deemed to be one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the Option.

5.5    Duration of Option. An Option shall not be exercisable after the earlier of (a) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, and, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (b) the period of time specified in the applicable Award Agreement that follows the Holder’s Separation from Service (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award).

5.6    Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

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5.7    Exercise of Option.

(a)    General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (i) that the Holder wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised and (iii) the address to which a stock certificate, if any, representing such shares of Stock should be mailed or delivered, or the account to which the shares of Stock represented by book or electronic entry should be delivered. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price (and all applicable federal, state, local and foreign withholding taxes described in Section 14.3) by any combination of the following: (w) cash, certified check, or bank draft for an amount equal to the Option Price under the Option, (x) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (y) as described further in (c) below, an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (z) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, or bank draft payable to the order of the Company. Whenever an Option is exercised by exchanging shares of Stock owned by the Holder, the Holder shall deliver to the Company or its delegate certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

(b)    Issuance of Shares. Subject to Section 4.3 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy the aggregate Option Price and any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Holder certificates or an electronic book entry for the number of shares with respect to which the Option has been exercised, issued in the Holder's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder or shall have transferred to the account designated by the Holder to which the shares of Stock represented by book or electronic entry are to be delivered.

(c)    Exercise Through Third-Party Broker. The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable federal, state, local and foreign tax withholding resulting from such exercise.

(d)    Exercise of ISOs. All ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee

5.8    Notification of Disqualifying Disposition. If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

5.9    No Rights as Shareholder. A Holder of an Option shall not have any rights as a shareholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company. Except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

5.10    $100,000 Limitation on ISOs. To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to incentive stock options under all other plans of the Company, such Options shall be treated as NQSOs. For this purpose, the “Fair Market Value” of the shares of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

5.11    Separation from Service. Each Award Agreement shall set forth the extent to which the Holder of an Option shall have the right to exercise the Option following the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Award Agreement or the Plan, and may reflect distinctions based on the reasons for termination or severance.

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ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1    Authority to Grant SAR Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

6.2    General Terms. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR. A SAR granted under the Plan may not be granted with any Dividend Equivalents rights. Except as otherwise provided in Article XI, in the event a SAR is granted with a grant price less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR, the grant price of such SAR shall be deemed to be one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR.

6.3    SAR Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

6.4    Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

6.5    Exercise of SARs. Subject to the terms and provisions of the Plan and the applicable Award Agreement, a SAR may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered or the account to which any shares of Stock payable as a result of the exercise of the SAR represented by book or electronic entry should be delivered. In accordance with applicable law, a SAR may be exercised subject to whatever additional terms and conditions the Committee, in its sole discretion, imposes.

6.6    Payment of SAR Amount. Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.7    Separation from Service. Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination or severance.

6.8    No Rights as Shareholder. A grantee of a SAR award, as such, shall have no rights as a shareholder.

6.9    Restrictions on Stock Received. The Committee may impose such conditions and restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

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ARTICLE VII

RESTRICTED STOCK AWARDS

7.1    Restricted Stock Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. The amount of and the vesting, transferability and forfeiture restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion, and may include vesting provisions based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion. If the Committee imposes vesting, transferability and forfeiture restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

7.2    Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

7.3    Holder’s Rights as Shareholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a shareholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer or agent of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE VIII

RESTRICTED STOCK UNIT AWARDS

8.1    Authority to Grant RSU Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of and the vesting, transferability and forfeiture restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

8.2    RSU Award. An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock (or equivalent value in cash) are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

8.3    RSU Award Agreement. Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4    Dividend Equivalents. An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

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8.5    Form of Payment Under RSU Award. Payment under an RSU Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.

8.6    Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

8.7    Holder’s Rights as Shareholder. Each recipient of an RSU Award shall have no rights of a shareholder with respect to the Holder’s RSUs. A Holder shall have no voting rights with respect to any RSU Awards.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.1    Authority to Grant Other Stock-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted and fully vested shares of Stock) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

9.2    Value of Other Stock-Based Award. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

9.3    Written Agreement. Each Other Stock-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.4    Payment of Other Stock-Based Award. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or any combination thereof, as the Committee determines.

9.5    Separation from Service. The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan.

9.6    Time of Payment of Other Stock-Based Award. A Holder’s payment under an Other Stock-Based Award shall be made at such time as is specified in the applicable Award Agreement. If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Stock-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

ARTICLE X

OTHER CASH-BASED AWARDS

10.1    Authority to Grant Other Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Other Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine including an Award with respect to the payment of Dividend Equivalents.

10.2    Value of Other Cash-Based Award. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

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10.3    Written Agreement. Each Other Cash-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

10.4    Payment of Other Cash-Based Award. Payment, if any, with respect to an Other Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

10.5    Time of Payment of Other Cash-Based Award. Payment under an Other Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement. If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Cash-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

10.6    Separation from Service. The Committee shall determine the extent to which a Holder’s rights with respect to an Other Cash-Based Award shall be affected by the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Cash-Based Awards issued pursuant to the Plan.

ARTICLE XI

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

ARTICLE XII

ADMINISTRATION

12.1    Awards. The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Non-Employee Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

12.2    Authority of the Committee.

(a)    The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including the following rights, powers and authorities to (i) determine the persons to whom and the time or times at which Awards will be made; (ii) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (iii) determine the terms, provisions and conditions of each Award, which need not be identical; (iv) accelerate the time at which any outstanding Award will vest; (v) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (vi) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

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(b)    The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within three (3) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish.

(c)    The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)    On a Fiscal Year basis, the Committee may, by resolution, delegate to the Chief Executive Officer of the Company the limited authority to grant Awards under the Plan during such Fiscal Year (other than Awards pursuant to Article IX) to (i) designated classes of Employees who are not officers of the Company or any Affiliate and subject to the provisions of Section 16 of the Exchange Act and (ii) Third Party Service Providers. The resolution providing such authorization must set forth the total number of shares of Stock that may be granted under Awards by the Chief Executive Officer during the Fiscal Year. The Chief Executive Officer of the Company shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(e)    The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers shall be entitled to rely upon the advice, opinions, or valuations of any such person. As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates or other Employees or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

12.3    Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its shareholders, Holders and the estates and beneficiaries of Holders.

12.4    No Liability. Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN OR AWARD AGREEMENT

13.1    Amendment, Modification, Suspension, and Termination of the Plan. Subject to Section 13.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan, provided, however, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

13.2    Amendment, Modification, Suspension, and Termination of Award Agreement. Subject to Section 13.3, the Committee may, in its discretion and at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part in any manner that it deems appropriate and that is consistent with the terms of the Plan or necessary to implement the requirements of the Plan. Notwithstanding the preceding sentence, without the prior approval of the Company’s shareholders or except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR, or cancel a previously granted Option or previously granted SAR for a payment of cash or other property, in each case if the aggregate fair market value of such Option or SAR is less than the gross Option Price of such Option or the gross grant price of such SAR.

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13.3    Awards Previously Granted. Except as expressly provided otherwise under the Plan (including Sections 4.7, 4.8 and 4.9), no alteration, amendment, modification, suspension or termination of the Plan or an Award Agreement shall adversely affect in any material manner any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XIV

MISCELLANEOUS

14.1    Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

14.2    No Employment Obligation. The granting of any Award shall not constitute an employment or service contract, express or implied, and shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ, or to utilize or continue to utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or the provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment or service relationship at any time or for any reason not prohibited by law.

14.3    Tax Withholding.

(a)    Notwithstanding any other provisions of the Plan to the contrary, the Company and its Affiliates are authorized to deduct and withhold from any Award granted, any payment of cash or property under an Award, including a distribution of Stock, or from any other compensation payable to the Holder, such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any applicable federal, state, local or foreign law in connection with the vesting or exercise of an Award or lapse of restrictions on an Award or any other transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Affiliates and Holders to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Committee. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.

(b)    The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award or other event requiring payment until the Company or an Affiliate has received payment from the Holder sufficient to cover the tax withholding obligation of the Holder with respect to that vesting, exercise, lapse of restrictions or other event.

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14.4    Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

14.5    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.6    Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

14.7    Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Non-Employee Directors or Third Party Service Providers.

14.8    Retirement and Welfare Plans. Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any person under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

14.9    Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

14.10    Law Limitations/Governmental Approvals. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.11    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

14.12    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

14.13    Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

14.14    Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed Outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside Outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable (and any subplans and modifications to Plan terms and procedures established under this Section 14.14 by the Committee shall be attached to the Plan document as Appendices); an (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act or any securities law or governing statute or any other applicable law.

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14.15    Data Privacy. As a condition for receiving any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its subsidiaries and other Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its subsidiaries and other Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares of Stock held in the Company or its subsidiaries and other Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its subsidiaries and other Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its subsidiaries and other Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares of the Stock. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 14.15 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws the consents in this Section 14.15. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

14.16    No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

14.17    Interpretation. The term “including” means “including without limitation”. The term “or” means “and/or” unless clearly indicated otherwise. The term “vest” includes the lapse of restrictions on Awards, including Forfeiture Restrictions. Reference herein to an “Article” or a “Section” shall be to an article or a section of the Plan unless indicated otherwise.

14.18    Governing Law; Venue. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the sole and exclusive jurisdiction and venue of the federal or state courts of the State of Texas to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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ANNUAL MEETING OF SHAREHOLDERS OF

FRIEDMAN INDUSTRIES, INCORPORATED

September 18, 2025

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The accompanying Proxy Statement, form of Proxy Card and a copy of our 2025 Annual Report to Shareholders are available at http://www.friedmanindustries.com/investors/proxy/

Please sign,date and mail your white proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20703004030303000000 2 091825

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. **The Board of Directors recommends a vote "FOR" the election of all of the nominees for Director.**

Proposal 1 - Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ M. Taylor
- ○ M. Hanson
- ○ M. Reichenthal
- ○ S. Scott
- ○ T. Stevenson
- ○ S. Taylor
- ○ J. Williams

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. **The Board of Directors recommends a vote "FOR" Proposal 2.**

Proposal 2 - To approve the following non-binding, advisory resolution: "Resolved, that the shareholders approve the compensation of the Company's Named Executive Officers as disclosed in the Company's Proxy Statement dated July [ ], 2025 pursuant to the disclosure rules of the U.S. Securities & Exchange Commission (which disclosure includes the Summary Compensation Table and related discussion)." FOR ☐ AGAINST ☐ ABSTAIN ☐

3. **The Board of Directors recommends that an advisory vote on the compensation of named executive officers be held every year.**

Proposal 3 - Frequency of advisory vote on compensation of Named Executive Officers. 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

4. **The Board of Directors recommends a vote "FOR" Proposal 4.**

5. **The Board of Directors recommends a vote "FOR" Proposal 5.**

Proposal 5 - To approve an amendment of the Company's Articles of Incorporation to allow shareholders to amend the Company's Bylaws. FOR ☐ AGAINST ☐ ABSTAIN ☐

6. **The Board of Directors recommends a vote "FOR" Proposal 6.**

Proposal 6 – To approve the Friedman Industries, Incorporated 2025 Long-Term Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

7. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment thereof.

For additional disclosure, please see the Notice of Annual Meeting of Shareholders and the Proxy Statement dated July [ ], 2025 relating to such meeting, receipt of which is hereby acknowledged.

Unless otherwise directed by the shareholder, this proxy will be voted for the director nominees listed in Proposal 1, for Proposal 2, for 1 year on Proposal 3, for Proposal 4, for Proposal 5 and for Proposal 6. Any proxy or proxies heretofore given by the undersigned are hereby revoked. Please sign below and return in the enclosed envelope.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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FRIEDMAN INDUSTRIES, INCORPORATED

PROXY – ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 18, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Friedman Industries, Incorporated (the "Company") hereby appoints Alex LaRue and Michael J. Taylor, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held in the offices of Norton Rose Fulbright US LLP, 1550 Lamar, Suite 2000, Houston, Texas 77010 on Thursday, September 18, 2025, at 9:00 a.m. (Central Time), and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present.

(Continued and to be signed on the reverse side)

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